UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )
______________

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Independent Bank Group, Inc.
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2024

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

LETTER TO SHAREHOLDERS
April 26, 2024
DEAR FELLOW SHAREHOLDER:
We are pleased to invite you to attend the 2024 Annual Meeting of Shareholders ("Annual Meeting") to be held exclusively online via live webcast on Tuesday, June 11, 2024, at 3:00 p.m., Central Time. In order to participate in the virtual 2024 Annual Meeting, you must log onto the meeting platform at www.virtualshareholdermeeting.com/IBTX2024 with your sixteen-digit control number provided on your proxy card.
If you are a beneficial owner of shares registered in the name of a broker, bank, or other nominee, you will need to obtain your control number from your broker, bank, or other nominee’s voting instruction card. Those planning to participate in the annual meeting should connect to the virtual platform at least 15 minutes prior to the start of the Annual Meeting.
We will vote on Annual Meeting matters, including the election of Class I & Class II Directors, Say-On-Pay, Say-On-Pay Frequency, and the ratification of the appointment of the Company’s independent registered public accounting firm.
Whether or not you’re able to join us for our virtual Annual Meeting, it is important that your shares be represented. Please take a moment to carefully read each of the proposals described in this Proxy Statement, and complete, date, sign and return the enclosed proxy card as soon as possible. For your convenience, you may also use the Internet or telephone voting according to the instructions on the proxy card.
We appreciate your continued support of our Company and look forward to you joining us for the live webcast of our Annual Meeting.
Sincerely,
David R. Brooks
Chairman and Chief Executive Officer

NOTICE OF 2024 ANNUAL MEETING OF SHAREHOLDERS
TO THE SHAREHOLDERS OF INDEPENDENT BANK GROUP, INC.:
The Annual Meeting of Independent Bank Group, Inc. (the “Company”), will be held on Tuesday, June 11, 2024 at 3:00 p.m., Central Time. The meeting will be conducted exclusively online by live webcast. In order to participate in the virtual 2024 Annual Meeting, you must log onto the virtual meeting platform at:
www.virtualshareholdermeeting.com/IBTX2024
Those planning to participate in the Annual Meeting should log onto the virtual meeting platform at least 15 minutes prior to the start of the Annual Meeting.
Please note that as part of the online meeting registration process, you will be required to enter your control number found on your proxy card or voting instruction form. If you are a beneficial owner of shares registered in the name of a broker, bank, or other nominee, you will need to obtain your control number from your broker, bank, or other nominee’s voting instruction card.
Only shareholders as of the close of business on April 15, 2024 may attend the virtual Annual Meeting, and any adjournment or postponement thereof. Virtual attendance at the meeting constitutes presence in person for purposes of quorum at the meeting. You will be able to vote your shares electronically and view the list of shareholders entitled to vote by following the instructions on the webcast site. You will need the latest version of Chrome, Safari, Internet Explorer 11, Edge or Firefox. Should you require assistance in accessing the webcast or encounter difficulties in accessing the virtual Annual Meeting platform, including any difficulties voting, you may call the technical support number that will be found on the virtual meeting platform registration screen.
The 2024 Annual Meeting is being conducted for the following purposes:
1.To elect four (4) Class I directors and three (3) Class II Directors named in the proxy statement (the “Proxy Statement”) for a one-year term until the 2025 Annual Meeting of Shareholders;
2.To conduct an advisory, non-binding vote regarding the compensation of the Company’s named executive officers (“Say-on-Pay”);
3.To conduct an advisory, non-binding vote on the frequency of future votes regarding the compensation of the Company's named executive officers ("Say-On-Pay Frequency");
4.To ratify the appointment of RSM US LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2024; and
5.To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.
A Proxy Statement describing these proposals is attached. If you have any questions concerning the Proxy Statement or need help voting your shares of the Company’s common stock, please contact Mark Haynie, the Company’s Corporate Secretary, at (972) 562-9004.
By Order of the Board of Directors,
Mark Haynie
Corporate Secretary
McKinney, Texas
April 26, 2024

Your vote is important! You are encouraged to vote as soon as possible. Whether or not you plan to attend the meeting, please vote by Internet, telephone, or mail per the instructions on the proxy card prior to the meeting. Submitting your proxy by one of these methods will ensure that your shares are represented at the meeting.

I
PROXY STATEMENT 2024	INDEPENDENT BANK GROUP, INC.

OUR PROXY STATEMENT

ABOUT OUR PROXY STATEMENT
Unless the context otherwise requires, references in this Proxy Statement to “we,” “us,” “our,” “our Company,” “the Company” or “Independent” refer to Independent Bank Group, Inc., a Texas corporation, and its consolidated subsidiaries as a whole where appropriate; references to the “Bank” or “Independent Financial” refer to Independent Bank, doing business as Independent Financial, which is a wholly owned subsidiary of the Company. In addition, unless the context otherwise requires, references to “shareholders” are to the holders of our voting securities, which consist of our common stock, par value $0.01 per share (“common stock”).
This Proxy Statement is being furnished in connection with the solicitation of proxies by the Company's Board of Directors ("Board" or "Board of Directors") for use at the 2024 Annual Meeting of Shareholders of the Company to be held by webcast on Tuesday, June 11, 2024 at 3:00 p.m., Central Time, and any adjournments thereof for the purposes set forth in this Proxy Statement and the accompanying notice of the meeting. To attend the Annual Meeting, you must log onto the virtual meeting platform at www.virtualshareholdermeeting.com/IBTX2024. You will be required to enter your sixteen-digit control number found on your proxy card or voting instruction form. If you are a beneficial owner of shares registered in the name of a broker, bank, or other nominees, your control number will be provided to you. Please plan to connect to the virtual meeting platform at least 15 minutes prior to the start of the Annual Meeting.
The close of business on April 15, 2024 was fixed as the Record Date for the determination of shareholders entitled to notice of and to vote at the meeting or at any adjournment thereof. On the Record Date, there were 41,379,492 shares of our common stock issued and outstanding and entitled to vote at the meeting. A list of shareholders entitled to vote at the meeting will be available for inspection by any shareholder at the principal office of the Company during ordinary business hours for a period of at least ten (10) days prior to the meeting. A list of shareholders entitled to vote will also be electronically available by separate web link on the meeting site that will host the webcast of the Annual Meeting. This Proxy Statement, the notice of the meeting and the enclosed proxy card are being made available to shareholders on or about April 26, 2024.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS
Pursuant to rules promulgated by the Securities and Exchange Commission (the “SEC”), the Company is providing access to its proxy materials on the Internet. You may access the following information at www.ifinancial.com.
•Notice of 2024 Annual Meeting of Shareholders to be held by webcast on Tuesday, June 11, 2024;
•Proxy Statement for 2024 Annual Meeting of Shareholders;
•Form of Proxy; and
•Annual Report to Shareholders, including the Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

1
PROXY STATEMENT 2024	INDEPENDENT BANK GROUP, INC.

OUR PROXY STATEMENT

YOUR VOTE IS IMPORTANT
You are eligible to vote on the matters described in this Proxy Statement if you were a shareholder as of the close of business on April 15, 2024 (the “Record Date”). For your convenience, you may vote either online, by mail, by phone, or in person during the live webcast of our Annual Meeting of Shareholders. You may attend the live webcast of the Annual Meeting if you were the shareholder of record as of the Record Date, or by providing proof that you are the beneficial owner of shares held in “street name” as outlined in the section of this Proxy Statement titled “Our Annual Meeting.”

Visit the website listed in your voting materials	Call the toll-free voting number in your voting materials	Mail your completed and signed voting materials	Vote in person during the live webcast of Annual Meeting of Shareholders

SUMMARY OF PROPOSALS

✓	Proposal I: Election of Directors The Board of Directors recommends that you vote FOR each nominee.
✓	Proposal II: Advisory Vote on Executive Compensation ("Say-On-Pay") The Board of Directors recommends that you vote FOR this proposal.
✓	Proposal III: Advisory Vote on Frequency of Future Votes Regarding Executive Compensation (“Say-on-Pay Frequency”) The Board of Directors recommends that you vote 1 YEAR for this proposal.
✓	Proposal IV: Ratification of the Appointment of Our Independent Registered Public Accounting Firm for 2024 The Board of Directors recommends that you vote FOR this proposal.

2
	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2024

2023 FINANCIAL HIGHLIGHTS
The summary below highlights certain information about our historical and 2023 financial performance. For complete information regarding the Company’s 2023 performance, please see the Company’s Annual Report on Form 10-K for the year end December 31, 2023, which may be accessed by going to the “Investor Relations-SEC Filings” portion of our website, www.ifinancial.com.
2023 SELECTED FINANCIAL INFORMATION
As demonstrated below, the Company continued its track record of earnings, balance sheet strength, superior credit metrics, and healthy capital in 2023.

	(IN THOUSANDS, EXCEPT FOR EARNINGS PER SHARE)

	2023	2022

Total Assets	$19,035,102	$18,258,414

Loans Held for Investment	14,710,542	13,909,363

Deposits	15,723,035	15,121,417

Net Income	43,201	196,291

Earnings per Share (diluted)	1.04	4.70

Nonperforming Assets to Total Assets	0.32%	0.35%

Nonperforming Loans to Total Loans (held for investment)	0.37	0.29

Net Charge-Offs to Average Loans Outstanding	0.01	0.04

Tier 1 Risk-Based Capital Ratio	9.93	10.45

Total Risk-Based Capital Ratio	11.57	12.35

Total Shareholders’ Equity	$2,402,593	$2,385,383

3
PROXY STATEMENT 2024	INDEPENDENT BANK GROUP, INC.

2023 FINANCIAL HIGHLIGHTS
THE STRENGTH OF OUR CONSERVATIVE CREDIT CULTURE
The Company has a strong history of through-cycle credit quality and has navigated multiple economic cycles with lower than peer losses and non-performing loans. This is due to our conservative credit culture, which emphasizes extending credit to our customers in our markets. In addition, the Company's loan portfolio is granular and well diversified.

STRONG CREDIT

NPLs / LHFI (1)
4.41%
4.15%
4.11%
3.36%
2.67%
2.07%
1.71%
1.57%
1.31%
1.12%
0.98%
1.22%
0.94%
0.80%
0.80%
3.03%
3.43%
2.91%
2.36%
1.83%
1.44%
1.49%
1.50%
0.91%
0.68%
0.64%
0.76%
0.53%
0.41%
0.48%
1.62%
1.89%
1.14%
0.81%
0.53%
0.32%
0.37%
0.39%
0.24%
0.16%
0.24%
0.44%
0.49%
0.29%
0.37%
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
IBTX
Texas Average
U.S. Average

NCOs / Average Total Loans (1)
2.67%
2.67%
1.64%
1.12%
0.70%
0.49%
0.43%
0.46%
0.48%
0.46%
0.49%
0.49%
0.24%
0.26%
0.45%
1.22%
1.05%
0.74%
0.40%
0.19%
0.11%
0.16%
0.28%
0.18%
0.18%
0.16%
0.26%
0.05%
0.05%
0.12%
0.21%
0.31%
0.11%
0.06%
0.09%
0.03%
0.02%
0.12%
0.01%
0.06%
0.07%
0.05%
0.06%
0.04%
0.01%
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
IBTX
Texas Average
U.S. Average

Source: S&P Global Note: Financial data as of and for year ended December 31, 2023
.(1) "NPLs" refers to non-performing loans. "LHFI" refers to loans held for investment and excludes the mortgage warehouse purchase loans."NCOs" refers to net charge-offs.

4
	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2024

2023 FINANCIAL HIGHLIGHTS
CONSISTENT DIVIDEND GROWTH
The Company has paid consistent annual dividends per share since it went public in 2013.

ANNUAL DIVIDENDS PAID SINCE IPO

Annual Dividend Per Share
$0.24
$0.32
$0.34
$0.40
$0.54
$1.00
$1.05
$1.32
$1.52
$1.52
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

5
PROXY STATEMENT 2024	INDEPENDENT BANK GROUP, INC.

OUR COMMITMENT TO STAKEHOLDERS

REAFFIRMING AND ENHANCING OUR COMMITMENTS

Our Company recognizes that modern businesses have a responsibility to make the world a better place by emphasizing Environmental, Social, and Governance (ESG) issues in addition to financial results. Some of the Company’s initiatives are outlined in the following sections.
“Our Board of Directors remains committed to our Company's longstanding history of helping build strong, healthy communities. In 2023, we continued this tradition through focused philanthropic efforts and a consistent focus on reinforcing our purpose and vision through our culture. By engaging with our stakeholders and focusing on our core values, we remain true to our mission to better the lives of our customers, employees, and communities. Staying true to our purpose, vision, mission and values allows us to consistently deliver through-cycle performance for our shareholders."
~David R. Brooks, Chairman and Chief Executive Officer

6
	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2024

OUR COMMITMENT TO STAKEHOLDERS

OUR COMMITMENT TO THE ENVIRONMENT

Photo By: Fred Shots
Our Company is committed to preserving the health of our environment. Our headquarters campus consists of over 350,000 square feet between two six-story buildings. Both buildings are LEED® Silver Certified, which features highlights such as: an intelligent electrochromic windows system that automatically adjusts tint levels across glass panels as lighting patterns shift throughout the day to allow more exposure to natural light and reflection of radiation, which reduces energy consumption for lighting and HVAC purposes; and a rainwater management diversion system that allows the Company to divert 90% of rainwater to the pond to the south of the main campus building. Each campus building is also fitwel® certified; a program designed to enhance the buildings and community, and strives to strengthen the health and well-being of our employees. In addition, we are earning several exemplary performance credits for using materials that have Environmental Product Declarations, proving it is a healthier material or product for our environment. We are also receiving such credits for using low-emitting materials throughout both buildings.

Our design and construction strategy for these facilities also incorporates additional environmentally friendly features that include:

•Low-flow plumbing fixtures to conserve water;

•Programmable LED lights that allow the lighting of occupied spaces to be controlled by motion sensor; and

•Angular design to maximize preservation of natural landscape, including a nature greenbelt, water features and access to walking trails.

7
PROXY STATEMENT 2024	INDEPENDENT BANK GROUP, INC.

OUR COMMITMENT TO STAKEHOLDERS

OUR COMMITMENT TO CUSTOMERS, COMMUNITIES, EMPLOYEES AND SHAREHOLDERS
The Company is anchored by three pillars:
PURPOSE
Build strong healthy communities - one person, one family, one organization at a time.
VISION
Be the premier regional community bank of choice for individuals and businesses so that we can invest even more back into the communities we serve.
MISSION
Delight our customers with personalized financial solutions, uplift our communities with financial and leadership support, and empower employees with positive professional growth opportunities.
Our principles form the foundation of the Company's strategic planning, decision-making, and program implementation.
COMMITMENT TO OUR CUSTOMERS
The Company offers a comprehensive suite of products and services to meet the financial needs of our customers. In 2023, we continued to enhance our offerings, and launched a personal and small business deposit product suite with more competitive features and benefits. Additionally, we enhanced our online account opening platform adding promotional certificate of deposit (CD) products and are providing easier ways to fund new accounts.
Knowing the importance of providing added value to our personal and business customers, the Company continues to expand its Online Resource library, providing hundreds of calculators and articles on topics ranging from money management and home ownership to small business lending and financing a child's education.
COMMITMENT TO OUR COMMUNITIES
Building healthy communities is central to the Company’s purpose. We strive to achieve financial success in order to drive active corporate citizenship, community investment, philanthropy, and financial education.
Family Health Center on Virginia, a Collaborative External Partnership:
The Company-led project continues to experience tremendous growth since opening its larger facility in 2021. The Family Health Center was established through community partnerships and support from many community organizations. The Company has been intensely involved both through financial donations as well as donating thousands of hours of personnel time. The Company is focused on making deep and meaningful commitments, helping to ensure that investments make a sustained impact for the communities we serve. The Family Health Center on Virginia is the region’s first self-sustaining solution that provides primary care services (medical, dental, and behavioral health) to families, children, and individual residents of Collin County. In the period from January 1, 2023 through December 31, 2023, the clinic provided vital medical healthcare services to 7,475 unique patients and 37,904 visits. Of those served, 1,246 were uninsured, and among patients reporting, 4,147 were at or below 100% of poverty guidelines.

8
	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2024

OUR COMMITMENT TO STAKEHOLDERS
Southern Dallas Initiative:
During 2023, the Company continued its ongoing commitment to expand access to financial services in underserved areas of southern Dallas. The Company is undertaking this initiative in partnership with local community leaders and in concert with larger community development and revitalization efforts to expand economic opportunity and broaden access to financial education, products, and services for this underserved community. In 2022, we opened a Loan Production Office (LPO) located in the Red Bird Mall area to service the mortgage loan needs of our South Dallas community. The Company also continues to invest in Mortgage Loan Officers to strive to meet the needs of the community. In 2022, the Company created a new product, the Community Path Mortgage Loan, to help meet the needs of this community. The Company has also partnered with key stakeholders in the market by offering first-time homebuyer and small business seminars. We also continue to make strategic investments in the community through our Community Grant Program to various organizations.

Over $3.6 million granted to non-profits
Philanthropic Efforts:
The Company has a vibrant community grants program that supports the work of non-profits throughout the communities we serve. In 2023, we supported 62 non-profits that addressed a wide variety of current social issues, including affordable housing communities and rent stabilization, employment services and job training, education, financial planning, family coaching, homelessness, hunger, at-risk youth and families, first generation students, support services, and foster care support. Since the program’s inception over ten years ago, our Company’s community grants program has invested over $3.6 million in the communities we serve. In addition to our grants program, the Company matches an employee’s personal financial contribution to any non-profit up to $1,000 and for every twenty hours an employee volunteers to serve a non-profit, the Company makes a $500 donation to that non-profit, up to 4 times per calendar year.

Employee Giving and Volunteering:
Our Company is proud that its robust partnerships with non-profit organizations goes beyond financial contribution alone, with employees regularly dedicating numerous volunteer and service hours to a variety of non-profit organizations throughout Texas and Colorado. In 2023, employees volunteered over 5,100 hours for a volunteer value of $163,000, and directed over $138,000 to communities through individual donations and the Company’s matching gift program, IF Gives Back.
Community Champions Program:
Our Company is especially proud of its Community Champions Program (“CCP”) to meet the needs of the community. We work to connect employees to volunteer opportunities that promote the economic advancement of vulnerable communities. Employees who have dedicated significant time and effort to volunteer in the community to teach financial education, teach new home-buyer classes, conduct mock interviews, or serve on non-profit boards are eligible for a Community Champion Award. Employees are allotted up to 8 additional hours of paid time off to participate in service activities through CCP. Since 2019, the Company has recognized 60 employees throughout Colorado and Texas under this Program.
Financial Education:
Our Company also values financial education and believes in teaching everyone, including children, teens, and adults, about basic financial concepts. In 2023, our employees taught 140 classes through 67 non-profit organizations across Colorado and Texas.

9
PROXY STATEMENT 2024	INDEPENDENT BANK GROUP, INC.

OUR COMMITMENT TO STAKEHOLDERS
COMMITMENT TO OUR EMPLOYEES
We know that our employees are one of our greatest assets. To attract and retain talent, the Company offers competitive compensation and benefits to our employees, and is heavily invested in the health and welfare of each employee. The Company’s standard benefits package includes an active health and wellness program that engages employees throughout the year with the goal of generating positive health outcomes. The program includes access to telemedicine, health savings accounts, flexible spending accounts, insurance premium reductions for those who complete certain health and fitness tasks in the year, and an Employee Assistance Program offering confidential emotional support, work-life solutions, and legal and financial planning resources. The Company also offers a regular series of webinars to its employees on a variety of wellness and leadership topics. We empower employees to plan for their financial future by matching contributions made to the Company’s 401(k) plan in amounts up to 6% of the employee's base salary. Over 93% of our eligible workforce participates in the 401(k) plan.
In addition to its focus on health and wellness and a competitive compensation plan, the Board of Directors ensures that senior management adopts strategies that result in the Company keeping a continuous pulse on both employee performance and satisfaction at every level. In 2023, the Company continued to focus on refining its talent management practices to address business needs and enhance the employee experience. The Company implemented inclusion-focused employee resource groups and continued offering its HybridWorx Program, which sets forth the framework for remote work options. These programs are a direct result of both employee feedback and the Company’s dedication to advancing workplace wellness and culture. We believe that the strength of the Company’s culture and well-rounded benefits program will support our continued effort to attract, retain, and foster talent in today’s dynamic business environment.
COMMITMENT TO OUR SHAREHOLDERS
The Board of Directors and the Company’s leadership remain committed to enhancing shareholder value. Management remains focused on producing consistent, strong earnings and returning those profits to shareholders through dividends and corporate share repurchases. Further, the Board and Company value regular engagement with our shareholders. This ongoing dialogue provides shareholders with transparency and informs them of the Company’s continued improvement and enhancement of governance standards and practices. Shareholder input is regularly shared with the Board of Directors, its committees and management. The Board of Directors routinely reviews our governance practices and policies, including our shareholder engagement practices, in furtherance of this goal of continual improvement and enhancements.

10
	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2024

OUR COMMITMENT TO STAKEHOLDERS

GOVERNANCE MATTERS
We recognize that sound corporate governance is critical to achieving success. Our corporate governance structure aligns with our strategic objectives and initiatives and spans across the multi-faceted approach identified below.

BOARD OF DIRECTORS
BOARD COMMITTEES
Each Board Committee is chartered and delegated authority by the Board of Directors.
AUDIT COMMITTEE
Primary oversight of risks arising from financial reporting and internal control processes.
BOARD RISK OVERSIGHT COMMITTEE
Primary oversight of the Company's Enterprise-Wide Risk Management Framework.
COMPENSATION COMMITTEE
Primary oversight of risks arising from the Company's incentive compensation plans and programs.
CORPORATE GOVERNANCE & NOMINATING COMMITTEE
Primary oversight of risks arising from the Company's corporate governance structure.
AD HOC BOARD STRATEGIC PLANNING COMMITTEE
Primary oversight of assessing risks related to mergers and acquisitions.
MANAGEMENT COMMITTEES
Each Management Committee is chartered and delegated authority by its sponsoring Board Committee to assist the Board and Management with risk oversight.
POLICIES & GUIDELINES
The Board of Directors provides oversight of the policies and guidelines developed by the Company for oversight of risks and has delegated certain oversight of compliance and implementation to the Board Committees and the Management Committees, as appropriate.

OUR RISK MANAGEMENT APPROACH
We believe a risk-aware culture is fundamental to the success of our Company. Our Company’s governance construct relies upon a holistic, enterprise-wide approach to risk management that instills in all employees a sense of shared ownership of risk management, and motivates collaboration to protect our customers and safeguard our stakeholders. We continue to invest in strengthening our risk identification process, as well as our controls and infrastructure.
Our risk management framework drives the identification and assessment, measurement, monitoring, aggregation, prioritization, and reporting of risks across the Company, and supports management and the Board of Directors in their continued monitoring and effective management of material risks. Although the Board of Directors has the ultimate oversight responsibility for risk management, various committees also share responsibility, including our Board Risk Oversight Committee, Audit Committee, Compensation Committee, Corporate Governance and Nominating Committee, and the Board Strategic Planning Committee. Each of these committees provides a detailed report to the Board of Directors of the matters it discusses and conclusions reached.

11
PROXY STATEMENT 2024	INDEPENDENT BANK GROUP, INC.

OUR COMMITMENT TO STAKEHOLDERS
Our Board Risk Oversight Committee is charged with overseeing the Company’s management of credit, market, liquidity, operational (including information technology and cybersecurity), compliance (including financial crimes), reputational, strategic, and emerging risks, including the annual approval and recommendation to the Board of Directors of the Company’s risk appetite statement and approval of the Company’s risk management framework. In addition, the Board Risk Oversight Committee oversees the activities of management’s Enterprise Risk Committee, which is chaired by the Bank’s Chief Risk Officer and is comprised of cross-functional leadership responsible for all major categories of risk to provide management oversight and guidance related to the Company’s enterprise risk management program. The Board of Directors, in March 2024, determined it was in the best interest of the Company for the Board Risk Oversight Committee to provide direct oversight of management’s Asset and Liability Committee, which is chaired by the Bank’s Treasurer, and is comprised similarly to the Enterprise Risk Committee to provide to management oversight and guidance related to interest rate, liquidity, and strategic risks, including related policies and procedures, and investment functions.
Other committees with a specific risk oversight responsibility include the Audit Committee, which oversees risk from the consolidated financial reporting process, and the Compensation Committee, which is responsible for overseeing the management of risk associated with the Company’s compensation policies and arrangements. Additionally, the Corporate Governance and Nominating Committee ensures that the internal processes by which we are governed are consistent with prevailing governance practices and applicable laws and regulations. Finally, the Board Strategic Planning Committee actively assesses merger and acquisition related risks, as appropriate.

12
	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2024

OUR ANNUAL MEETING
When and where will the meeting be held?
The Annual Meeting of Shareholders of the Company will be held on Tuesday, June 11, 2024 at 3:00 p.m., Central Time. The meeting will be conducted exclusively by online live webcast. In order to access the live webcast, you must first log onto the virtual meeting platform at:
www.virtualshareholdermeeting.com/IBTX2024
Please note that as part of the registration process, you will be required to enter your control number found on your proxy card or voting instruction form. If you are a beneficial owner of shares registered in the name of a broker, bank or other nominee, your control number will be found on their voting instruction cards.
You will be able to access the meeting site fifteen (15) minutes prior to the meeting start time to check-in and to test your computer audio and video equipment. Virtual attendance at the meeting constitutes presence in person for purposes of quorum at the meeting. You will be able to vote your shares electronically and view the list of shareholders entitled to vote by following the instructions on the webcast site. You will need the latest version of Chrome, Safari, Internet Explorer 11, Edge or Firefox.
Should you require assistance in accessing the webcast or encounter difficulties in accessing the virtual Annual Meeting platform, including any difficulties voting, you may call the technical support number that will be posted on the virtual meeting platform registration page.
Why are we holding the Annual Meeting virtually?
The Board of Directors annually considers the appropriate format of our annual meeting of shareholders. The Company has determined that the virtual format not only provides convenience, but aligns with the Company’s commitment to protect the environment. Virtual meetings provide expanded access, improved communication and cost savings, while reducing carbon footprint from decreased travel demands to attend the meeting. Furthermore, hosting a virtual annual meeting enables increased shareholder attendance and participation since shareholders can participate from any location around the world. We believe that the virtual meeting format will provide shareholders a similar level of transparency to the traditional in-person meeting format, and we will take steps to ensure such an experience.
What is the purpose of the meeting?
This is the 2024 Annual Meeting of Shareholders. At the meeting, shareholders will act upon the matters outlined in the notice attached to this Proxy Statement, including the following:
1.To elect four (4) Class I directors and three (3) Class II Directors named in the proxy statement for a one-year term until the 2025 Annual Meeting of Shareholders;
2.To conduct an advisory, non-binding vote regarding the compensation of the Company’s named executive officers (“Say-on-Pay”);
3.To conduct an advisory, non-binding vote on the frequency of future votes regarding the compensation of the Company's named executive officers ("Say-On-Pay Frequency");
4.To ratify the appointment of RSM US LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2024; and
5.To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

13
PROXY STATEMENT 2024	INDEPENDENT BANK GROUP, INC.

OUR ANNUAL MEETING
How do I vote?
You may vote electronically during the webcast of the Annual Meeting by following the instructions provided on the webcast site. You may also vote by proxy via the internet, mobile device, by telephone, or by mail.
What is a proxy?
A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” The proxy card sets forth instructions for voting your shares by proxy via the internet, mobile device, by telephone or by mail.
What is a proxy statement?
A proxy statement is a document that describes the matters to be voted upon at the meeting and provides additional information about the Company. Pursuant to regulations of the SEC, we are required to provide you with a proxy statement containing certain information when we ask you to sign and return a proxy card to vote your stock at a meeting of the Company’s shareholders.
Who is entitled to vote at the meeting?
The holders of record of the Company’s common stock as of 5:00 p.m. (Central Time) on April 15, 2024, which is the date that the Company’s Board of Directors fixed as the Record Date for the meeting, are entitled to vote at the meeting.
What is the Record Date and what does it mean?
The Record Date to determine the shareholders entitled to notice of and to vote at the meeting is the close of business on April 15, 2024. The Record Date was established by the Board of Directors as required by Texas law. On the Record Date, 41,379,492 shares of our common stock were issued and outstanding and entitled to vote.
What are the voting rights of the shareholders?
Each holder of common stock is entitled to one vote for each share of common stock registered, on the Record Date, in such holder’s name on the books of the Company on all matters to be acted upon at the Annual Meeting of shareholders. The Company’s Charter prohibits cumulative voting.
The holders of at least a majority of the outstanding shares of common stock must be represented by those attending the live webcast of the Annual Meeting or by proxy, in order to constitute a quorum for the transaction of business. At any virtual or in-person meeting, whether or not a quorum is present, the chairman of the meeting or the holders of a majority of the issued and outstanding common stock attending the meeting or represented by proxy and entitled to vote at the meeting, may adjourn the meeting from time to time without notice or other announcement. In addition, the chairman of the meeting has the right and authority, either before or during the Annual Meeting, to prescribe such rules, regulations and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting, including, without limitation, the establishment of procedures for the maintenance of order and safety, limitations on the time allotted to questions or comments on the affairs of the Company, restrictions on entry to such meeting, the opening and closing of the voting polls, the presentation, revocation and counting of proxies at the meeting with respect to issues to be presented, and all other aspects of the Annual Meeting of shareholders.
What is the difference between a shareholder of record and a “street name” holder?
If your shares are registered directly in your name with Broadridge Corporate Issuer Solutions, Inc. (“Broadridge”), the Company’s stock transfer agent, you are considered the shareholder of record with respect to those shares. The Proxy Statement and proxy card have been sent directly to you by Broadridge at the Company’s request.

14
	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2024

OUR ANNUAL MEETING
If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” The Proxy Statement and proxy card should have been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions that your nominee included in the mailing or by following its instructions for voting. The same applies to those who hold their shares through the Company’s 401(k) Profit Sharing Plan.
What is a broker non-vote?
A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Brokers, as holders of record, are permitted to vote on certain routine matters, but not on non-routine matters. The only routine matter to be presented at the meeting is the ratification of the appointment of RSM US LLP as the Company's independent registered public accounting firm (Proposal IV). In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to the election of directors to our Board of Directors (Proposal I), and with respect to the advisory (non-binding) votes regarding the Say-On-Pay and Say-On-Pay Frequency resolutions (Proposals II & III). If you hold shares in street name and do not provide voting instructions to your broker, those shares will be counted as broker non-votes for all non-routine matters.
How are broker non-votes and abstentions treated?
Broker non-votes and abstentions will be counted for the purpose of determining whether a quorum is present for the Annual Meeting, but will not be considered votes cast at the meeting. Therefore, a broker non-vote or an abstention will have no effect on the vote outcome of the election of directors (Proposal I) or the proposals with respect to the Say-On-Pay and Say-On-Pay Frequency votes (Proposals II & III). In addition, an abstention will have no effect on the vote outcome of the proposal for the ratification of RSM US LLP’s appointment as the Company’s independent registered public accounting firm (Proposal IV). Because Proposal IV is considered a routine matter and a broker or other nominee may generally vote on routine matters, no broker non-votes are expected to occur in connection with this proposal.
What should I do if I receive more than one set of voting materials?
You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a shareholder of record and hold shares in a brokerage account, you will receive a proxy card for shares held in your name and a voting instruction card for shares held in “street name.” Please complete, sign, date and return each proxy card and voting instruction card that you receive to ensure that all your shares are voted.
What do I need to do now?
After you have thoroughly read and considered the information contained in this Proxy Statement, you have two options:
1)Proceed to vote your shares by proxy in one of the following ways:
•simply indicate on the proxy card(s) applicable to your common stock how you want to vote and sign, date and mail your proxy card(s) in the enclosed pre-addressed postage-paid envelope as soon as possible to ensure that it will be received in advance of the meeting;
•call 1-800-690-6903 using a touch-tone telephone and follow the instructions provided on the call; or
•go to the website www.proxyvote.com and follow the instructions for Internet voting on that website.
OR
2)Attend the live webcast of the Annual Meeting and vote your shares electronically as instructed during the webcast.

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PROXY STATEMENT 2024	INDEPENDENT BANK GROUP, INC.

OUR ANNUAL MEETING
Your proxy card must be received by the Company no later than the time the polls close for voting at the meeting for your vote to be counted at the meeting. Please note that telephone and Internet voting will close at 11:59 p.m., Eastern Time, on June 10, 2024.
Voting instruction cards for those who own shares through participation in the Bank’s 401(k) Profit Sharing Plan must be received no later than 11:59 p.m., Eastern Time, on June 6, 2024 for those votes to be counted at the meeting.
Voting your shares by proxy will enable your shares of common stock to be represented and voted at the virtual meeting if you do not attend the meeting and vote your shares during the live webcast of the Annual Meeting.
What happens if there are technical difficulties during the Annual Meeting?
If we experience technical difficulties at the Annual Meeting and are not able to resolve them within a reasonable amount of time, we will adjourn the Annual Meeting to a later date or time and will provide notice of the date and time of such adjourned meeting on a Current Report on Form 8-K that we will file with the SEC.
What are the Board of Directors’ recommendations on how I should vote my shares?
The Board of Directors recommends that you vote your shares as follows:

Proposal I	FOR the election of each director nominee;
Proposal II	FOR the advisory, non-binding "Say-On-Pay" resolution;
Proposal III	1 YEAR for the advisory, non-binding “Say-on-Pay Frequency” resolution;
Proposal IV	FOR the ratification of appointing RSM US LLP as our independent registered public accounting firm for the year ending December 31, 2024.
How will my shares be voted if I return a signed and dated proxy card, but don’t specify how my shares will be voted?
If you are a record holder who returns a completed proxy card that does not specify how you want to vote your shares on one or more proposals, the proxies will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:

Proposal I	FOR the election of each director nominee;
Proposal II	FOR the advisory, non-binding "Say-On-Pay" resolution;
Proposal III	1 YEAR for the advisory, non-binding “Say-on-Pay Frequency” resolution;
Proposal IV	FOR the ratification of appointing RSM US LLP as our independent registered public accounting firm for the year ending December 31, 2024.
If you are a “street name” holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee will be unable to vote those shares, except that the nominee will have discretion to vote on the ratification of the appointment of RSM US LLP (Proposal IV).
What are my choices when voting?
In the election of directors, you may vote for all director nominees or you may withhold your vote as to one or more director nominees. With respect to each of the other proposals, you may vote for the proposal, against the proposal or abstain from voting on the proposal.
Who counts the votes?
All votes will be tabulated by the inspector of election appointed for the meeting. Votes for each proposal will be tabulated separately.

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	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2024

OUR ANNUAL MEETING
Can I attend the meeting and vote during the meeting?
Yes. All shareholders are invited to attend the live webcast of the Annual Meeting and instructions will be provided within the webcast for how to vote your shares electronically during the meeting.
If your shares of common stock are held in “street name,” then you are not the shareholder of record. In order for you to vote the shares that you beneficially own and that are held in “street name” during the live webcast of the meeting, you must contact your bank or broker and request a legal proxy and a meeting control number to attend the meeting.
May I change my vote after I have submitted my proxy card?
Yes. Regardless of the method used to cast a vote, if a shareholder is a holder of record as of the Record Date, he or she may change his or her vote by:
•delivering to the Company prior to 3:00 p.m. Central Time on June 11, 2024 a written notice of revocation addressed to: Mark Haynie, Corporate Secretary, 7777 Henneman Way, Floor 4, McKinney, Texas 75070;
•completing, signing and returning a new proxy card with a later date than your original proxy card (such that your new proxy card is received by the Company no later than the time the polls close for voting at the meeting) and any earlier proxy will be revoked automatically;
•logging onto the Internet website specified on your proxy card in the same manner you would to submit your proxy electronically or by calling the telephone number specified on your proxy card, in each case if you are eligible to do so and following the instructions indicated on the proxy card prior to 11:59 p.m. Eastern Time on June 10, 2024;
•attending the live webcast of the meeting on June 11, 2024 at 3:00 p.m. Central Time and voting electronically as instructed therein, and any earlier proxy will be revoked. However, simply attending the meeting without voting will not revoke your proxy.
If your shares are held in “street name” and you desire to change any voting instructions you have previously given to the record holder of the shares of which you are the beneficial owner, you should contact the broker, bank or other nominee holding your shares in “street name” in order to direct a change in the manner your shares will be voted.
What percentage of the vote is required to approve each proposal?
Assuming the presence of a quorum, the seven (7) director nominees who receive an affirmative majority of the votes cast by the shareholders entitled to vote for their election and present during the live webcast of the Annual Meeting or represented by proxy at the meeting will be elected (Proposal I). The approval of the advisory vote on executive compensation (“Say-on-Pay”) (Proposal II), the advisory vote on the frequency of future votes regarding executive compensation ("Say-On-Pay Frequency") (Proposal III), and the ratification of RSM US LLP’s appointment as the Company’s independent registered public accounting firm for 2024 (Proposal IV) will require the affirmative vote of the holders of a majority of the votes cast by the shareholders entitled to vote and present during the live webcast of the Annual Meeting or represented by proxy at the meeting.
Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the meeting?
No. None of our shareholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the meeting.
What are the solicitation expenses and who pays the cost of this proxy solicitation?
Our Board is asking for your proxy, and we will pay all of the costs of soliciting shareholder proxies. We may use officers and employees of the Company to ask for proxies, as described below. The Company will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expense in forwarding the proxy materials to beneficial owners of the Company’s common stock.

17
PROXY STATEMENT 2024	INDEPENDENT BANK GROUP, INC.

OUR ANNUAL MEETING
Is this Proxy Statement the only way that proxies are being solicited?
No. In addition to the solicitation of proxies by use of the mail, if deemed advisable, directors, officers and regular employees of the Company may solicit proxies personally or by telephone or other means of communication, without being paid additional compensation for such services.
Are there any other matters to be acted upon at the Annual Meeting?
Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the notice and this Proxy Statement, and management has no information that others will do so. The proxy also confers on the proxies the discretionary authority to vote with respect to any other matter presented at the meeting. If other matters requiring a vote of the shareholders properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.
May I submit questions to the Company for consideration at the Annual Meeting?
Yes. Shareholders may submit questions pertaining to the purpose of the Annual Meeting in advance of the meeting by visiting www.proxyvote.com. Questions must be submitted by no later than 11:59 p.m. Central Time on June 3, 2024. Any questions relevant to the purpose of the Annual Meeting that we are not able to address may be referred to Paul Langdale, Executive Vice President, Chief Financial Officer at 972-562-9004 or paul.langdale@ifinancial.com.
Where can I find voting results?
The Company expects to publish the voting results in a current report on Form 8-K, which it expects to file with the SEC within four business days following the meeting.
Who can help answer any other questions I may have about the Proxy Statement or Annual Meeting logistics?
The information provided above in this “Question and Answer” format is for your convenience only. We urge you to carefully read this entire Proxy Statement. If you have additional questions about the Proxy Statement or the Annual Meeting, you should contact Mark Haynie, Corporate Secretary, Independent Bank Group, Inc., 7777 Henneman Way, Floor 4, McKinney, Texas 75070, telephone (972) 562-9004.

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	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2024

OUR BOARD OF DIRECTORS

The Company currently has eleven (11) members serving on the Board, with one (1) vacancy. There are twelve (12) total seats on our Board of Directors. The number of directors may be changed only by resolution of the Board of Directors within the range set forth in the Company’s Charter (unless the Board and the Company’s shareholders act to amend the authorized number of directors designated in the Company’s Charter). The Board of Directors has the authority to increase the number of directors by two and fill such vacancies until the next annual meeting of shareholders. As discussed in greater detail under the caption “Board Governance,” the Board of Directors has affirmatively determined that nine of its eleven current directors qualify as independent directors under Rule 5605(a)(2) of The Nasdaq Stock Market Rules and the regulations of the SEC. Below we summarize each director’s class, term, and committee membership.

	Expiration of Term	Members	Committee Membership
Class I	2024	Daniel W. Brooks Craig E. Holmes G. Stacy Smith Janet P. Froetscher	Board Risk Oversight Audit (Chair), Board Risk Oversight Corporate Governance and Nominating Committee (“CGNC”) (Chair), Compensation, Strategic Planning Audit, Strategic Planning (starting 7/20/23)
Class II	2024	William E. Fair Donald L. Poarch Michael T. Viola	Compensation (Chair), Strategic Planning CGNC, Board Risk Oversight CGNC, Board Risk Oversight (Chair)
Class III	2025	David R. Brooks Alicia K. Harrison J. Webb Jennings III Paul E. Washington	Strategic Planning (Chair) Audit (through 7/20/23), CGNC, Compensation (starting 7/20/23) Audit, Compensation Audit, Strategic Planning

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PROXY STATEMENT 2024	INDEPENDENT BANK GROUP, INC.

OUR BOARD OF DIRECTORS

BOARD COMPOSITION, DIRECTOR AGES, TENURE AND EXPERIENCE

60 Years Average Age 13 Years Average Tenure 20% Diverse
Our Board is rich in experience across a variety of industries including lending, real estate, oil and gas, capital markets, risk management, healthcare, technology and human resources. Members of the Board are located across our Texas and Colorado footprint. The average age of the Board is 60 years, with ages ranging from 37 to 72. Average tenure is 13 years, ranging from a low of one year to a high of 37 years. The Corporate Governance and Nominating Committee ("CGNC") balances the need for board refreshment against the need for continuity, a broad range of experience, and an understanding of the regulatory framework in which the Company operates. The Board also takes a strategic approach to prior board experience, recognizing that current and prior experience is valuable, but that it must also be measured with capacity and dedication to serving the needs of the Board. For this reason, the Company’s Corporate Governance Guidelines provide that directors may only serve on two (2) other public boards, without approval of the CGNC. None of the directors serve on more than two (2) other public boards.
We particularly value that our Board is deeply rooted in a variety of skills and experience as demonstrated by the table below:

SKILL SETS & EXPERIENCE SUMMARY

Areas of Skill Sets & Experience	# of Directors
Board Service, Financial Institutions, Real Estate, Non-Profit Service, Corporate Governance	10
Risk Management	8
CEO or Business Leader, Investments/Capital Markets, Audit/Accounting/Financial Reporting	7
Compensation/Human Resources	6
Lending	5
Oil and Gas, Healthcare, Technology/Systems	Less than 5

IDENTIFICATION & EVALUATION OF DIRECTOR CANDIDATES
The Company’s business is conducted under the oversight of the Board of Directors. In the pursuit of a culture of integrity and service throughout the Company, the Board of Directors is focused on ensuring prospective directors are of the highest character and qualifications. Furthermore, the Board of Directors is focused on ensuring the leadership structure is suited to the growing size, complexity and needs of the Company and in the interests of shareholders.
The Board of Directors examines potential candidates, giving preference to candidates with strong character, sound judgment, demonstrated leadership abilities, and deep experience across a broad variety of industries relevant to the Company’s business. The Board of Directors believes that candidates should possess diverse backgrounds and perspectives in furtherance of complementary skills and experiences that can best serve the Company and shareholders’ interests.
The Board of Directors believes that the communities in which the Company operates are best served by a Board of Directors that is deeply mindful of the Company’s corporate citizenship.

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	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2024

OUR BOARD OF DIRECTORS
Key Director Attributes

✔	Strong Moral Character	✔	Capacity to Serve Company & Shareholders

✔	Demonstrated Leadership Ability	✔	No Conflicts of Interest

✔	Sound, Responsible Judgment	✔	Collegiality & Teamwork
The identification and evaluation of director candidates takes place in the context of the ongoing board renewal and refreshment process. The CGNC is responsible for the assessment of the Board of Directors’ membership and the identification and evaluation of potential director candidates. A brief outline of the CGNC’s process is as follows:
1.Ongoing Review of Directors
One of the primary responsibilities of the CGNC is to ensure that the mix of directors on the Board of Directors is suitable for the Company’s strategy and needs. The CGNC evaluates the collective experiences of directors as well as the gender, race, ethnicity, tenure, age and geographic location of all directors with the goal of maintaining a diverse mix of perspectives, experiences, knowledge and insights. The CGNC performs this analysis on an ongoing basis, and balances the benefits of board refreshment against the need for continuity, a broad range of experience, and an understanding of the regulatory framework in which the Company operates.
2.Identification of Candidates
In order to adequately develop effective succession planning for the Board of Directors, the CGNC regularly evaluates a diverse group of possible director candidates. Criteria for new directors will mirror the needs of the organization, and will take into account growth into new markets and the changing needs of customers and communities served by the organization. As further discussed below under “Board Diversity,” the CGNC recognizes the importance of diversity in its consideration of director candidates, and will continue to include diversity as a part of its holistic process for the selection of possible director candidates.
3.Evaluation of Candidates
The CGNC takes a comprehensive approach to the consideration of director candidates, and will take into account available information on a candidate including skills, experience, character, independence, absence of conflicts, and any potential reputational risk. The CGNC will evaluate a candidate’s existing commitments in the context of the substantial time commitment that is required to serve on the Company’s Board of Directors. The CGNC regularly reviews its evaluation criteria to ensure that the Company’s needs and shareholder interests are adequately addressed in the evaluation process.
Board Diversity
The inclusion of diversity in the criteria for director nominees reflects the Board of Directors’ belief that diversity is important to the effective functioning of the Board of Directors. The Board of Directors of the Company follows a Board Diversity Policy, which recognizes the importance and benefits of having a Board of Directors with a broad range of perspectives, backgrounds and experiences. The policy expresses the Board’s belief that it should be comprised of individuals who have differences in skills, industry experiences, backgrounds, gender and race/ethnicity.
The policy provides that, in its annual review of the Board of Directors’ effectiveness and in connection with its recommendation of the nominees for directors, the CGNC will:
•consider the benefits of all aspects of diversity in order to enable the Board of Directors to discharge its duties and responsibilities effectively;
•consider candidates on merit based on their talents, experiences, areas of expertise, skills, character, qualities and interpersonal communication and acumen, as well as criteria designed to promote diversity; and

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PROXY STATEMENT 2024	INDEPENDENT BANK GROUP, INC.

OUR BOARD OF DIRECTORS
•consider the balance of skills, experiences, independence and backgrounds of all of the directors and the diversity representation on the Board of Directors, including gender.
Since adoption of the Board Diversity Policy, the Board of Directors has worked in earnest to identify candidates that not only possess the requisite skillsets, experiences and talents, but also with diversity at the forefront of its candidate considerations. The Board’s current diversity matrix is as follows:

BOARD DIVERSITY MATRIX		(As of April 26, 2024)
Total Number of Directors	11
Part I: Gender Identity	Female	Male	Non-Binary	Gender not disclosed
Directors	2	9	0	0
Part II: Demographic Background
African American or Black	0	1	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	2	8	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	0

22
	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2024

OUR BOARD OF DIRECTORS

MEET OUR DIRECTORS
The biographical information set forth below outlines the community engagement, business experience and banking experience (if applicable) of the Company’s continuing Directors and Director nominees for election. Except as described below with respect to David R. Brooks and Daniel W, Brooks, no other Director or Director nominee has any family relationship, as defined in Item 401 in Regulation S-K, with any other Director or with any of the Company’s Executive Officers.

DAVID R. BROOKS Chairman and CEO of Independent Bank Group, Inc.

Age: 65 Director Since: 2002 Committees: •Strategic Planning (Chair)
Background
David R. Brooks is Chairman of the Board of Directors and CEO of the Company. He has been active in community banking since the early 1980’s and founded the Company in 1988. Mr. Brooks has a long history of community and civic involvement, and is passionate about education. He served as a McKinney City Councilman. He served five years as President of the Board of Trustees at McKinney Independent School District and three years on both the McKinney Economic Development Corporation Board and the McKinney Chamber of Commerce Board. Mr. Brooks served as the Chief Financial Officer for Baylor University from 2000 to 2004. He served as Chairman of the Board of Directors of Noel-Levitz, Inc., a national higher education consulting company, and also Chairman of the Board of Trustees at Houston Baptist University. He currently serves as Chairman of the Board of Directors of Capital Southwest Corporation (CSWC). Mr. Brooks holds Bachelor’s (1980) and Master’s (1981) degrees in business from Baylor University. Mr. Brooks is the brother of Daniel W. Brooks.

Qualifications
Mr. Brooks’ qualifications to serve on the Company’s Board of Directors include his intimate working knowledge of the Company since its inception, his extensive knowledge and experience in banking and finance, and his knowledge of the Company’s key markets and customers, as well as his service on other boards of directors.

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PROXY STATEMENT 2024	INDEPENDENT BANK GROUP, INC.

OUR BOARD OF DIRECTORS

DANIEL W. BROOKS Vice Chairman of Independent Bank Group, Inc.

Age: 63 Director Since: 2002 2024 Director Nominee Committees: •Board Risk Oversight
Background
Daniel W. Brooks is Vice Chairman and a Director of the Company. He has served as Vice Chairman and a Director of the Company since 2009 and served as Chief Risk Officer of the Company from April 2013 to July 2021. He previously served as President and a Director of the Company from 2002 to 2009 and has functioned as the Company’s Chief Credit Officer throughout his tenure. Mr. Brooks began his banking career in the early 1980s with a large regional bank and has been active in community banking since the late 1980s. Mr. Brooks has served in numerous leadership roles in the Collin County community, including service as Chairman of the Board for Medical City - McKinney and on the boards of directors of McKinney Christian Academy and the McKinney Education Foundation. Mr. Brooks is the brother of David R. Brooks.

Qualifications
Mr. Brooks’ qualifications to serve on the Company’s Board of Directors include his extensive experience in the banking industry, and specifically as an executive officer and director of the Company.

WILLIAM E. FAIR Chairman of Home Abstract and Title Company

Age: 62 Director Since: 2009 2024 Director Nominee Committees: •Compensation (Chair) •Strategic Planning
Background
William E. Fair is a member of the Board of Directors of the Company. He joined the board when IBG Central Texas was combined with the Company in 2009, prior to which he served as a director of IBG Central Texas beginning in 2007. Mr. Fair has served as the Chairman and Chief Executive Officer of Home Abstract and Title Company, a title insurance agency located in Waco, Texas, since 1984 and has served on the Board of Directors of Capstone Mechanical, LLC since 2005 and Capstone Title in Austin, Texas since 2015. He also serves on the Advisory Board of Baylor University’s Hankamer School of Business.
Qualifications Mr. Fair’s qualifications to serve on the Company’s Board of Directors include his extensive experience in the real estate industry and his experience as a director of the Company.

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	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2024

OUR BOARD OF DIRECTORS

JANET P. FROETSCHER Chair & Senior Advisor of the J.B. and M.K. Pritzker Family Foundation

Age: 64 Director Since: 2023 2024 Director Nominee Committees: •Audit •Strategic Planning
Background
Janet Froetscher is a member of the Board of Directors of the Company, joining the board in 2023. Ms. Froetscher currently serves as Chair and Senior Advisor of the J.B and M.K. Pritzker Family Foundation, having served as its President from 2016 to 2023. Previously, she was the Chief Executive Officer of Special Olympics from 2013 to 2016, President and Chief Executive Officer of the National Safety Council (NSC) from 2008 to 2013 and Chief Executive Officer of the United Way of Metropolitan Chicago from 2003 to 2008. Ms. Froetscher previously served as Chief Operating Officer of the Aspen Institute and prior to that she was an Executive Director of the non-profit consulting arm of the Commercial Club of Chicago. Her corporate experience includes account management, credit and syndication roles at Bankers Trust Company and First National Bank of Chicago. She also serves as a Board member of Cboe Global Markets.

Qualifications
Ms. Froetscher's qualifications to serve on the Company's Board of Directors include her extensive business experience, her service on other boards, and her experience in banking and finance.

ALICIA K. HARRISON Former EVP of Commercial Banking for Wells Fargo & Company

Age: 64 Director Since: 2019 Committees: • Compensation • CGNC
Background
Alicia K. Harrison is a member of the Board of Directors of the Company, joining the board in 2019. Ms. Harrison previously worked for Wells Fargo & Company and its predecessor banks from 1986 until 2012, when she retired as Executive Vice President of Commercial Banking. Her responsibilities at Wells Fargo included positions as area manager and group head for the Southwest Regional Commercial Banking Office, manager of the Real Estate Department, and as a member of the integration team for the Government and Institutional Banking Group integrating the employees and clients of Wachovia Corporation following its acquisition in 2008. Ms. Harrison serves on the Board of Directors of Ryan Companies US, Inc., a national commercial real estate development, design and management company, and concurrently serves on the Board of Directors of CIM Real Estate Finance Trust, Inc. ("CMFT"), is a non-exchange traded real estate investment trust (“REIT”), focused on originating, acquiring, financing and managing shorter duration senior secured loans, and other related credit investments and core commercial real estate.

Qualifications
Ms. Harrison’s qualifications to serve on the Company’s Board of Directors include her deep experience in banking and real estate in high-growth organizations and her experience serving on the board of directors for other companies, as well as her experience as a director of the Company.

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PROXY STATEMENT 2024	INDEPENDENT BANK GROUP, INC.

OUR BOARD OF DIRECTORS

CRAIG E. HOLMES Former Executive Vice President and Chief Financial Officer of Neovia Logistics

Age: 66 Director Since: 2013 2024 Director Nominee Committees: •Audit (Chair) •Board Risk Oversight
Background
Craig E. Holmes is a member of the Board of Directors of the Company, joining the board in February 2013. He also serves on the board of directors of Hobi International, Inc., joining the board in August 2009 and the board of directors of Leopard Mobility Inc., joining the board in October 2014. Mr. Holmes provides advisory services and manages personal investments in real estate, oil and gas and various private and public companies. From June 2020 through January 2022, he served as Executive Vice President and Chief Financial Officer of Neovia Logistics. From October 2015 through April 2018, Mr. Holmes served in several executive positions at Global Power Equipment Group, Inc., including board member, President and Co-Chief Executive Officer, Senior Vice President, and Chief Financial Officer. Prior to 2015, Mr. Holmes held executive positions at several public and private companies and was a partner at Arthur Andersen, an international public accounting firm. Mr. Holmes holds a Master’s and BBA from Texas Tech University. Mr. Holmes has also served on non-profit boards and is active with several charitable organizations.

Qualifications
Mr. Holmes’ qualifications to serve on the Company’s Board of Directors include his extensive experience on other boards and executive management of publicly traded companies, including his experience in strategy, finance, audit and governance and his experience as a director of the Company.

J. WEBB JENNINGS III Managing Director of Cockrell Interests, Inc.

Age: 53 Director Since: 2014 Committees: •Audit •Compensation
Background
J. Webb Jennings, III is a member of the Board of Directors of the Company, joining the Board in April 2014 in connection with the Company’s acquisition of BOH Holdings, Inc. and its subsidiary, Bank of Houston. Mr. Jennings is currently a Managing Director of Cockrell Interests, Inc., the direct investment arm for a Houston, Texas based family office. Prior, Mr. Jennings founded Salt Investment Partners in January 2016 to focus on direct investing in lower, middle-market companies. He previously served as a vice president at Hancock Park Associates, a middle market private equity firm with offices in Houston, Texas, and Los Angeles, California, from 2007 to 2015. Mr. Jennings served on the Bank of Houston Board of Directors since that bank was formed in 2005 as well as the BOH Holdings Board of Directors. He currently serves on the Boards of Directors of Alloy Merchant Finance, Automation Technology, Inc., and a privately held, diversified investment company. Mr. Jennings also serves on the boards of directors of several Houston based charitable organizations and foundations. Mr. Jennings graduated with a B.A. from The University of Texas and an M.B.A. from Southern Methodist University.
Qualifications Mr. Jennings’ qualifications to serve on the Company’s Board of Directors include his extensive business experience in Houston and his experience as a director of the Company.

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	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2024

OUR BOARD OF DIRECTORS

DONALD L. POARCH Partner and Co-Owner of The Sprint Companies

Age: 72 Director Since: 2014 2024 Director Nominee Committees: •CGNC •Board Risk Oversight
Background
Donald L. Poarch is a member of the Board of Directors of the Company, joining the Board in April 2014 in connection with the Company’s acquisition of BOH Holdings, Inc. and its subsidiary, Bank of Houston. Mr. Poarch has been a partner and co-owner of The Sprint Companies since 1976. The Sprint Companies are a diverse group of approximately ten different companies operating throughout the Texas Gulf Coast area. He had been a member of the BOH Holdings Board of Directors since 2008, and its chairman since 2012, and he was a member of the Bank of Houston’s Board of Directors since 2005, and its chairman since 2012, until the Company acquired BOH Holdings in April 2014. In the past 25+ years, Mr. Poarch has bought, sold and grown more than twenty companies. Mr. Poarch currently serves on the boards of directors for Keep Houston Beautiful and the Houston Clean City Commission. Mr. Poarch attended The University of Texas at Austin and is currently active in various civic and charitable foundations.

Qualifications
Mr. Poarch’s qualifications to serve on the Company’s Board of Directors include his extensive experience in the Houston business community and his experience as a director of the Company.

G. STACY SMITH Partner of SCW Capital, L.P.

Age: 55 Director Since: 2013 2024 Director Nominee Committees: •CGNC (Chair) •Compensation •Strategic Planning
Background
G. Stacy Smith is a member of the Board of Directors of the Company, joining the board in February 2013. Mr. Smith is a Partner of SCW Capital, L.P., a private equity hedge fund focusing on financial and energy sectors, a position he has held since August 2013. Mr. Smith is also co-founder and partner in Trinity Investment Group, which invests in private equity and hard assets. In 1997, Mr. Smith co-founded Walker Smith Capital, a long/short equity hedge fund based in Dallas, Texas, and he served as portfolio manager of that firm for sixteen years. From 1994 through 1996, Mr. Smith was a co-founder and manager of Gryphon Partners, a long/short equity hedge fund focused on small and mid-cap domestic equities. He started his investment career as an energy analyst at Wasserstein Perella & Co., an international investment bank. Mr. Smith serves as a director of USD Partners, LP, a master limited partnership involved in the acquisition and development of energy related logistics assets, and WhiteHorse Finance, Inc., a closed end management investment company. He is a member of the Salesmanship Club of Dallas, an association of business professionals that supports local charitable organizations.

Qualifications
Mr. Smith’s qualifications to serve on the Company’s Board of Directors include his extensive experience in overseeing the management of investment firms, his knowledge of banking, financial and energy markets and his experience as a director of the Company.

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PROXY STATEMENT 2024	INDEPENDENT BANK GROUP, INC.

OUR BOARD OF DIRECTORS

MICHAEL T. VIOLA President of the Viola Family Office

Age: 37 Director Since: 2013 2024 Director Nominee Committees: •Risk Oversight (Chair) •CGNC
Background
Michael T. Viola is a member of the Board of Directors of the Company, joining the board in February 2013. Mr. Viola currently serves as the President of the Viola family office, a position he has held since March 2016. As President of the family's investment office, Mr. Viola is responsible for overseeing the family’s operating businesses, public and private investment portfolio, real estate investments, banking relationships and philanthropic work. Before joining the family investment office, Mr. Viola worked at Virtu Financial (“Virtu”), a leading technology-enabled market making company, from 2010 to 2016. While employed at Virtu, Mr. Viola held multiple roles, including operations and trading, where he worked as a senior trader focused on foreign exchange products and global commodities. Mr. Viola currently serves on the Board of Directors of Virtu and Crowheart Energy LLC, a private oil and gas company. Mr. Viola also serves on the board of The Viola Foundation, working to develop and deliver innovative programs in national security, education and faith based sectors.

Qualifications
Mr. Viola’s qualifications to serve on the Company’s Board of Directors include his knowledge of financial markets, his familiarity with the Company given his family’s ownership of Independent Bank over the past several decades, and his experience as a director of the Company.

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	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2024

OUR BOARD OF DIRECTORS

PAUL E. WASHINGTON Executive Vice President of IMA Financial Group

Age: 55 Director Since: 2021 Committees: •Audit •Strategic Planning
Background
Paul E. Washington is a member of the Board of Directors of the Company, joining the board in 2021. Mr. Washington is currently the Executive Vice President of IMA Financial, a financial services company. Prior to joining IMA Financial Group in May 2021, he was the Market Director of JLL in Denver from 2017 to April 2021 and served as Executive Director of the Office of Economic Development for the City of Denver from 2011 to 2017. In this mayoral appointed, cabinet level position, Mr. Washington developed and oversaw the execution of the economic development strategy of the City and County of Denver. Prior, Mr. Washington was as an investment banker and the Founder and President of LJS Holdings, an international investment advisory firm, from 2001 to 2011. Mr. Washington is considered one of the most influential business and civic leaders in the state of Colorado, having served on numerous boards, including Denver Museum of Nature & Science, Colorado Concern, Downtown Denver Partnership and Colorado Housing Finance Authority. He began his career as a corporate attorney with the international law firm of Hogan Lovells. Mr. Washington also serves on the Board of Directors of Federal Home Loan Bank of Topeka and Catamount Constructors Inc.

Qualifications
Mr. Washington’s qualifications to serve on the Company’s Board of Directors include his extensive business experience and civic leadership in Colorado and his experience as a director of the Company.

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PROXY STATEMENT 2024	INDEPENDENT BANK GROUP, INC.

OUR BOARD OF DIRECTORS

MEET OUR EXECUTIVE OFFICERS
The biographical information set forth below outlines the background and experience of the Company’s executive officers who do not serve on the Company’s Board of Directors. All officers of the Company are elected annually by the Board of Directors and serve at the discretion of the Board.

MICHAEL B. HOBBS President and Chief Operating Officer

Age: 61
Background
Michael B. Hobbs is President and Chief Operating Officer of the Company, and has served in this role since October 2021. Prior to October 2021, Mr. Hobbs served as Executive Vice President and Chief Banking Officer from June 2020 to October 2021, and Executive Vice President and Chief Lending Officer from January 2020 to June 2020. Prior to January 2020, Mr. Hobbs served as Executive Vice President and Colorado Market CEO for Independent Financial following the completion of the Guaranty acquisition on January 1, 2019. Prior to the Guaranty acquisition, Mr. Hobbs served as President and Director of Guaranty Bank and Trust Company. Mr. Hobbs has over twenty-five years’ experience in the banking and investment banking sectors, representing Bank of America, KeyBank and St. Charles Capital. Mr. Hobbs holds a Bachelor’s degree in Marketing (1984) and Masters of Business Administration degree in Finance (1992) from Texas Christian University.

PAUL B. LANGDALE Executive Vice President and Chief Financial Officer

Age: 37
Background

Paul B. Langdale is Executive Vice President and Chief Financial Officer of the Company. Mr. Langdale joined the Company in 2018, and he has since held increasingly senior positions in finance, investor relations and corporate development before being named CFO in July of 2022. Mr. Langdale oversees the Company’s finance, accounting, and procurement functions, and he is additionally responsible for leading enterprise-wide strategic planning, corporate development, and investor relations. Mr. Langdale began his banking career in 2010 in Dallas, and he holds a B.A. and an M.B.A. from The University of Texas at Austin. While in Austin, he was active in the private equity and venture capital industry, serving as a Venture Fellow and working with early-stage companies in financial technology and other industries.

JAMES P. TIPPIT Executive Vice President Corporate Responsibility

Age: 53
Background
James P. Tippit is Executive Vice President Corporate Responsibility of the Company. Mr. Tippit oversees the Company’s community development function. Mr. Tippit has been with the Company since 2011 as Community Reinvestment Act (“CRA”) Officer and then Head of Corporate Responsibility. As Executive Vice President, he oversees Human Resources, CRA, Community Development, Marketing and Communications. Prior to his tenure at the Company, Mr. Tippit worked for JP Morgan Chase in the Wealth Management Division and American Express Financial Advisors.

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	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2024

OUR BOARD OF DIRECTORS

JOHN G. TURPEN Executive Vice President and Chief Risk Officer

Age: 55
Background
John G. Turpen joined the Company as Executive Vice President and Chief Risk Officer in July of 2021. Mr. Turpen is responsible for leading the independent corporate risk function, which oversees strategic management of all financial and non-financial risks throughout the Company. Mr. Turpen has over twenty-seven years of experience in the banking industry. Prior to joining the Company, Mr. Turpen was Chief Risk Officer of Texas Capital Bank from September 2018 to February 2021 and of Texas Capital Bancshares, Inc. from January 2019 to February 2021. From April 2016 to September 2018, Mr. Turpen served as Chief Risk Officer for corporate and commercial banking at U.S. Bancorp. Mr. Turpen joined U.S. Bancorp in 2009 after holding increasingly senior positions in credit, risk and strategic planning at HSBC and Wells Fargo. Mr. Turpen received a B.A. in Finance and an M.B.A. in Accounting from Drake University.

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PROXY STATEMENT 2024	INDEPENDENT BANK GROUP, INC.

OUR BOARD OF DIRECTORS

BOARD GOVERNANCE
Director Independence
Under The Nasdaq Stock Market Rules, independent directors must comprise a majority of the Company’s Board of Directors. The Nasdaq Stock Market Rules, as well as those of the SEC, also impose several other requirements with respect to the independence of directors.
The Company’s Board of Directors has evaluated the independence of its members based upon The Nasdaq Stock Market Rules and SEC regulations. Applying these standards, the Board of Directors has affirmatively determined that, with the exception of David R. Brooks and Daniel W. Brooks, each of the Company’s directors is an independent director, as defined under Rule 5605(a)(2) of The Nasdaq Stock Market Rules (and/or other applicable rules) and under the regulations of the SEC. The Board of Directors determined that David R. Brooks and Daniel W. Brooks do not qualify as independent directors because of their positions as executive officers of the Company.
9 of 11
directors are independent
Board Leadership and Committees
The Board of Directors is committed to leadership that provides an active, objective oversight of management and consistently serves the best interests of shareholders by executing strategic objectives and creating sustainable, long-term value. This central tenet of governance is reflected in the Company’s governance documents, including the Company’s Charter and Bylaws, and other applicable policies and guidelines, and is actively shepherded by Board and committee leadership. The Board’s current leadership structure provides for both a Chairman and a Lead Independent Director.
Chairman
David R. Brooks currently serves as the Company’s Chairman of the Board and Chief Executive Officer. Mr. Brooks has served as Chairman and Chief Executive Officer since the inception of the Company in 2002. Mr. Brooks’ primary duties are to lead the Company’s Board of Directors in establishing the Company’s overall vision and strategic plan and to lead the Company’s management in carrying out that plan. While the Company recognizes potential issues may arise when the Chairman and Chief Executive Officer positions are held by one person, the Company believes that the overall benefit of Mr. Brooks’ leadership in both roles outweighs any potential disadvantage of this structure, and that any concerns are mitigated by existing safeguards, including:
•the designation of a Lead Independent Director with clearly defined authority, duties and responsibilities;
•the highly regulated nature of the Company’s operations;
•the fact that the Board is comprised of experienced and skilled directors, the majority of whom are independent;
•the fact that the Board’s Audit Committee, Compensation Committee and CGNC consist entirely of independent directors; and
•regular reviews of the Board’s leadership structure and governance practices.

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	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2024

OUR BOARD OF DIRECTORS
The Company has also structured its management team to mitigate any corporate governance risk related to the dual positions held by David R. Brooks. The management of the Company is led by the Company’s President and Chief Operating Officer, Michael B. Hobbs. Daniel W. Brooks, the Company’s Vice Chairman, is responsible for overseeing the Company’s credit function, a critical component of the Company's operations. Paul B. Langdale, the Company's Executive Vice President and Chief Financial Officer oversees the Company's Finance, Accounting and Procurement functions, along with enterprise-wide strategic planning and investor relations. John G. Turpen, the Company's Executive Vice President and Chief Risk Officer is responsible for leading the independent corporate risk function, which oversees strategic management of all financial and non-financial risks throughout the Company. By having other executive officers with separate and distinct roles in critical areas within the Company, the Company believes that it will obtain benefits similar to the benefits of having a separate Chairman and Chief Executive Officer.
Lead Independent Director
The Company’s Lead Independent Director is G. Stacy Smith. Mr. Smith serves as a liaison between the Chairman and the independent directors, presides over executive sessions of the independent directors, and consults with the Chairman on major corporate decisions.
Board Committees
The Company’s Board of Directors has established standing committees at the Company level in connection with the discharge of its responsibilities. These committees include Audit Committee, Compensation Committee, CGNC, Board Risk Oversight Committee, and Strategic Planning Committee.
The Company’s Board of Directors may establish such additional committees as it deems appropriate, in accordance with applicable law and regulations and the Company’s Charter and Bylaws.

AUDIT COMMITTEE
Members:
Craig E. Holmes (Chair)
Janet P. Froetscher (joined July 2023)
Alicia K. Harrison (through July 2023)
J. Webb Jennings, III
Paul E. Washington
All members Independent
Meetings held in 2023: 9

The Company’s Board of Directors has evaluated the independence of each of the members of the Audit Committee and has affirmatively determined that (i) each of the members meets the definition of an “independent director” under The Nasdaq Stock Market Rules, (ii) each of the members satisfies the additional independence standards under applicable SEC rules for audit committee service and (iii) each of the members has the ability to read and understand financial statements. In addition, the Board of Directors has determined that Mr. Holmes also qualifies as a financial expert and has the required financial sophistication due to his experience and background, which The Nasdaq Stock Market Rules require of at least one such Audit Committee member.
The Company’s Audit Committee has responsibility for, among other things:
•selecting and reviewing the performance of the Company’s independent auditors and approving, in advance, all engagements and fee arrangements;
•overseeing the Company’s Internal Audit Department;
•ensures the Company has and maintains an effective systems of controls reasonably designed to: safeguard the assets and income of the Company; ensure the integrity of the Company's consolidated financial statements; and maintain compliance with the Company's ethical standards, policies, plans and procedures, and with all applicable laws, rules and regulations;
•reviewing the independence of the Company’s independent auditors;
•reviewing actions by management on recommendations of the independent auditors and internal auditors;
•meeting with management, the internal auditors and the independent auditors to review the effectiveness of the Company’s system of internal controls and internal audit procedures;
•overseeing the disclosure and financial reporting process including disclosure controls and procedures;
•overseeing the Company's internal control over financial reporting;
•reviewing the Company’s earnings releases and reports filed with the SEC; and
•handling such other matters that are specifically delegated to the Audit Committee by the Company’s Board of Directors from time to time.
The Company’s Audit Committee has adopted a written charter, which sets forth the committee’s duties and responsibilities. The charter of the Audit Committee is available on the Company’s website at www.ifinancial.com.

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PROXY STATEMENT 2024	INDEPENDENT BANK GROUP, INC.

OUR BOARD OF DIRECTORS

COMPENSATION COMMITTEE Members: William E. Fair (Chair) Alicia K. Harrison (joined July 2023) J. Webb Jennings, III G. Stacy Smith All members Independent Meetings held in 2023: 6
The Company’s Board of Directors has evaluated the independence of each of the members of the Compensation Committee and has affirmatively determined that each meets the definition of an “independent director” under The Nasdaq Stock Market Rules.
The Board of Directors has determined that each of the members of the Compensation Committee qualifies as a “nonemployee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended.
None of the directors who served on the Compensation Committee at any time during fiscal year 2023 were officers or employees of the Company or were former officers or employees of the Company. Further, none of the directors who served on the Compensation Committee at any time during fiscal year 2023 has any relationship with the Company requiring disclosure under “Related Person and Certain Other Transactions” below, other than William E. Fair, as described in that section. Finally, no executive officer of the Company serves, or in the past fiscal year has served, as a member of the compensation committee (or other board committee performing equivalent functions) of any entity that has one or more of its executive officers serving on the Company’s Compensation Committee.
In accordance with its charter, the Compensation Committee has the responsibility and authority of establishing the philosophy that underlies the Company’s executive compensation program, for establishing and implementing that program and for reviewing and setting the compensation of each of the Company’s named executive officers and other executive officers. The Company’s Board of Directors has directed the Compensation Committee, in accordance with its charter, to ensure that the Company’s executive compensation program is designed and executed in a manner necessary to reflect the Company’s executive compensation philosophy, to achieve the Company’s goals and objectives and is consistent with regulatory requirements. Specifically, the Compensation Committee has responsibility for, among other things:
•reviewing, monitoring and approving the Company’s overall compensation structure, policies and programs (including benefit plans) and assessing whether the compensation structure establishes appropriate incentives for the Company’s executive officers and other employees and meets the Company’s corporate objectives;
•determining the annual compensation of the Company’s named executive officers as noted in “Our Compensation Program”;
•reviewing the Company’s executive officer compensation program and determining if:
•such program is appropriately linked to the Company’s short-term and long-term financial and other performance;
•the interests of the Company’s executive officers are appropriately aligned with the interests of the Company’s shareholders or can be more appropriately aligned through greater equity ownership by the Company’s executive officers and by having a greater proportion of executive officer compensation tied to the Company’s financial and other performance; and
•the base salaries and incentive compensation opportunities provided to the Company’s executive officers are competitive with those packages offered by other similarly situated and similarly performing financial institutions;
•addressing such other matters relating to the Company’s executive compensation program as it deems appropriate;
•reviewing the compensation decisions made by the Company’s named executive officers with respect to the Company’s other executive officers;
•overseeing the administration of the Company’s equity plans and other incentive compensation plans and programs and preparing recommendations and periodic reports to the Company’s Board of Directors relating to these matters; and
•handling such other matters that are specifically delegated to the Compensation Committee by the Company’s Board of Directors from time to time.
The Company’s Compensation Committee has adopted a written charter, which sets forth the committee’s duties and responsibilities. The charter of the Compensation Committee is available on the Company’s website at www.ifinancial.com.
From time to time, the Compensation Committee may, by resolution of the Compensation Committee, delegate to one or more other committees of the Board of Directors of the Company separate but concurrent authority, to the extent specified in such resolution, to administer such plans with respect to employees of the Company, its subsidiaries, and consultants who are not subject to the short-swing profit restrictions of Section 16(b) of the Exchange Act.

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	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2024

OUR BOARD OF DIRECTORS

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE (“CGNC”) Members: G. Stacy Smith, (Chair) Alicia K. Harrison Donald L. Poarch Michael T. Viola All members Independent Meetings held in 2023: 5
The Company’s Board of Directors has evaluated the independence of each of the members of the CGNC and has affirmatively determined that each meets the definition of an “independent director” under The Nasdaq Stock Market Rules and SEC regulations.
The Company’s CGNC has responsibility for, among other things:
•recommending persons to be selected by the Company’s Board of Directors as nominees for election as directors and to fill any vacancies on the Company’s Board of Directors;
•monitoring the function of the Company’s standing committees and recommending any changes, including the creation or elimination of any committee;
•developing, reviewing and monitoring compliance with the Company’s corporate governance guidelines;
•reviewing and approving all related person transactions for potential conflicts of interest situations on an ongoing basis;
•reviewing annually the composition of the Company’s Board of Directors as a whole and making recommendations; and
•handling such other matters that are specifically delegated to the CGNC by the Company’s Board of Directors from time to time.
The CGNC evaluates potential nominees for the Company’s Board of Directors to determine if they have any conflicts of interest that may interfere with their ability to serve as effective board members and determines whether they are “independent” in accordance with Nasdaq Global Select Market rules and SEC regulations (to ensure that, at all times, at least a majority of the Company’s directors are independent).
Prior to nominating or, if applicable, recommending to the independent members of the Company’s Board of Directors, an existing director for re-election to the Board of Directors, the CGNC will consider and review the following attributes with respect to each existing director:
•attendance and performance at meetings of the Company’s Board of Directors and the committees on which such director serves;
•length of service on the Company’s Board of Directors;
•experience, skills and contributions that the existing director brings to the Company’s Board of Directors;
•independence and any conflicts of interest; and
•any significant change in the director’s status, including the attributes considered for initial membership on the Company’s Board of Directors.

The Company’s CGNC has adopted a written charter, which sets forth the committee’s duties and responsibilities. The charter of the CGNC is available on the Company’s website at www.ifinancial.com.

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PROXY STATEMENT 2024	INDEPENDENT BANK GROUP, INC.

OUR BOARD OF DIRECTORS

Director Nominations: The Company’s Board of Directors does not have a policy with respect to the consideration of any director candidates recommended by shareholders. All candidates timely recommended by shareholders will be considered by the CGNC of the Board of Directors for nomination in light of the attributes specified in this section. A notice of a shareholder to make a nomination of a person for election as a director of the Company must be made in writing and received by the Corporate Secretary of the Company: for the annual meeting of shareholders, not more than one hundred twenty (120) days and not less than ninety (90) days in advance of the anniversary date of the immediately preceding annual meeting; provided, however, that in the event that the annual meeting is called on a date that is not within thirty (30) days before or after such anniversary date, notice by the shareholder in order to be timely must be so received not later than the close of business on the fifteenth (15) day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs; or in the event of a special meeting of shareholders, such notice shall be received by the Corporate Secretary not later than the close of business on the fifteenth (15) day following the day on which notice of the meeting is first mailed to shareholders or public disclosure of the date of the special meeting was made, whichever first occurs. Every such notice by a shareholder must set forth: the name and residence address of the shareholder of the Company who intends to make a nomination or bring up any other matter; a representation that the shareholder is a holder of the Company’s voting stock (indicating the class and number of shares owned) and intends to appear in person or by proxy at the meeting to make the nomination or bring up the matter specified in the notice; with respect to notice of an intent to make a nomination for the election of a person as a director of the Company, a description of all arrangements or understandings among the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; and with respect to an intent to make a nomination, such other information regarding each nominee proposed by such shareholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each nominee been nominated by the Board of Directors of the Company. At the meeting of shareholders, the Chairman shall declare out of order and disregard any nomination or other matter not presented in accordance with these requirements. The shareholder must also submit the nominee’s consent to be elected and to serve. The Board of Directors may require any nominee to furnish any other information that may be needed to determine the eligibility and qualifications of the nominee. Any recommendations in proper form received from shareholders will be evaluated in the same manner that potential nominees recommended by directors or management are evaluated.

STRATEGIC PLANNING COMMITTEE Members: David R. Brooks (Chair) William E. Fair Janet P. Froetscher (joined July 2023) G. Stacy Smith Paul E. Washington 4 members Independent Meetings held in 2023: 4
The Company’s Board of Directors has evaluated the independence of each of the members of the Strategic Planning Committee and has affirmatively determined that Messrs. Fair, Smith and Washington and Ms. Froetscher meet the definition of an “independent director” under The Nasdaq Stock Market Rules. Mr. Brooks is a named executive officer of the Company and does not meet the definition of “independent director” under The Nasdaq Stock Market Rules.
The Company’s Strategic Planning Committee has responsibility for, among other things:
•establishing plans for the growth of the Company, including organic growth plans and strategic acquisitions;
•identifying new market areas;
•identifying acquisition targets and developing plans to pursue acquisitions of such identified targets; and
•reviewing capital and financing levels, and financial partners, and ensuring continued access to capital and financing.
In March 2024, the Company's Board of Directors redefined the Strategic Planning Committee from a standing committee to an ad hoc committee and narrowed its responsibilities associated with organic growth and strategic acquisitions.

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	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2024

OUR BOARD OF DIRECTORS

BOARD RISK OVERSIGHT COMMITTEE ("BROC") Members: Michael T. Viola (Chair) Daniel W. Brooks Craig E. Holmes Donald L. Poarch 3 members Independent Meetings held in 2023: 4
The Company’s Board of Directors has evaluated the independence of each of the members of the Risk Oversight Committee and has affirmatively determined that Messrs. Holmes, Poarch and Viola meet the definition of an “independent director” under the Nasdaq Stock Market Rules. Mr. Brooks is a named executive officer of the Company and does not meet the definition of “independent director” under the Nasdaq Stock Market Rules.
The purpose of the Board Risk Oversight Committee is to assist the Board of Directors through oversight of the Company’s enterprise-wide risk management process, including the strategies, policies and practices established by management to identify, assess, measure and manage significant risks. The Board Risk Oversight Committee oversees risk across the entire Company and enhances the understanding of the Company’s overall risk tolerance and enterprise-wide risk management activities and effectiveness. The Board Risk Oversight Committee reports at least quarterly to the Board of Directors.
The Board Risk Oversight Committee has responsibility for, among other things:
•overseeing the Company’s risk management infrastructure, including annual review and approval of the Enterprise Risk Management Policy, which such policy describes the Company’s risk tolerance and strategies for managing risk in the context of the overall business plan;
•overseeing the Company’s financial risk management, capital management, financial performance and compliance, and corporate development, including annual review and approval of the Company’s Capital Management Policy, and its Comprehensive Strategic Plan, which describe the Company’s capital risk tolerances and strategies for strategic management risk related to capital;
•receiving regular reports from management which:
I.enable the Board Risk Oversight Committee to assess the risks involved in the business and how risks are monitored and controlled by management; and
II.give clear and explicit information on current and forward-looking aspects of risk exposure;
•assessing compliance with the Company’s risk limit structure and policies and procedures relating to risk governance, practices, and risk controls across the enterprise;
•assessing the adequacy of staffing at the Company to ensure the availability of adequate staffing to carry out the objectives of the Enterprise Risk Management Policy, the Capital Management Policy, and the Strategic Plan;
•consulting, as deemed appropriate by the Board Risk Oversight Committee, with external experts to review information on emerging practices and risks;
•assessing Management’s success in communicating the Company’s risk culture to employees, regulators, and shareholders as appropriate;
•preparing reports to the Boards of the Company and the Bank on the overall risk profile of the Company (including risk related to capital management), the Committee’s assessment of management’s programs for managing enterprise risk and capital, and information concerning current and prospective macroeconomic and financial factors that may affect the Company’s financial stability;
•retaining, at its discretion, outside advisors to consider from time to time any other matters that the Board Risk Oversight Committee believes are required of it in keeping with its responsibilities;
•seeking such assurance as it may deem appropriate that the Company employs a Chief Risk Officer responsible for enterprise risk oversight and management, and which such officer possesses risk management expertise that is commensurate with the Company’s capital structure, risk profile, complexity, activities, size, and other risk-related factors that are appropriate, and that the Chief Risk Officer:
I.participates in the risk management and oversight process at the highest level on an enterprise-wide basis; and
II.operates independently from individual business units by reporting administratively to the Chief Executive Officer and functionally to the committee as prescribed by the committee charter; and
•performing any other duties or responsibilities expressly delegated to the Board Risk Oversight Committee by the Board of Directors from time to time.
The Company’s Board Risk Oversight Committee has adopted a written charter, which sets forth the committee’s duties and responsibilities. The charter is available on the Company’s website at www.ifinancial.com.

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PROXY STATEMENT 2024	INDEPENDENT BANK GROUP, INC.

OUR BOARD OF DIRECTORS
Meetings & Attendance
The table below identifies how many times the Board of Directors of the Company met (including both regularly scheduled, special meetings, and meetings comprised solely of the independent directors), how many times each of the Board’s Committees met, and the percentage of each director’s attendance at all such meetings for fiscal year 2023. While attendance at the Annual Meeting of Shareholders is not mandatory, six directors were in attendance for the 2023 Annual Meeting of Shareholders.

Meeting	Total # of Meetings for Fiscal Year 2023	% of Attendance
Board of Directors	13	98%
Independent Director Meetings	2	95%
Audit Committee	9	98%
CGNC Committee	4	100%
Compensation Committee	6	96%
Board Risk Oversight Committee	4	100%
Strategic Planning Committee	4	100%
Code of Conduct
The Company has a Code of Conduct in place that applies to all of the Company’s directors, officers and employees. The Code of Conduct sets forth the standard of conduct that the Company expects all of the Company’s directors, officers and employees to follow. The Company’s Code of Conduct is available on the Company’s website at www.ifinancial.com. The Company expects that any amendments to the Code of Conduct or any waivers of their respective requirements will be disclosed on the Company’s website, as well as any other means required by The Nasdaq Stock Market Rules or the SEC. In addition, the Company’s wholly owned subsidiary, Independent Financial, maintains its own Code of Ethics and Business Conduct that applies to its directors, officers and employees.
Code of Ethics for Financial Professionals
The Company has a Code of Ethics for the Chief Executive Officer and Senior Financial Professionals, and sets forth specific standards of conduct and ethics that the Company expects from such individuals in addition to those set forth in the Code of Conduct. The Company’s Code of Conduct and the Company’s Code of Ethics for the Chief Executive Officer and Senior Financial Officers is available on the Company’s website at www.ifinancial.com. The Company expects that any amendments to the Code of Ethics for the Chief Executive Officer and Senior Financial Professionals, or any waivers of their respective requirements, will be disclosed on the Company’s website, as well as any other means required by Nasdaq Stock Market Rules or the SEC.
Corporate Governance Guidelines
The Company has adopted Corporate Governance Guidelines to assist the Company’s Board of Directors in the exercise of its fiduciary duties and responsibilities and to promote the effective functioning of the Board of Directors and its committees. The Company’s Corporate Governance Guidelines are available on the Company’s website at www.ifinancial.com.

38
	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2024

OUR BOARD OF DIRECTORS
Compensation Committee Interlocks and Insider Participation
During 2023, no executive officer of the Company served as (1) a member of a compensation committee (or other Board of Directors committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served on the Company’s Compensation Committee, (2) a director of another entity, one of whose executive officers served on the Company’s Compensation Committee, or (3) a member of the compensation committee (or other Board of Directors committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served as a director of the Company. In addition, none of the members of the Compensation Committee (a) was an officer or employee of the Company or any of its subsidiaries in 2023, (b) was formerly an officer or employee of the Company or any of its subsidiaries or (c) had any relationship that required disclosure under “Related Person and Certain Other Transactions,” except as is disclosed under such section concerning director William E. Fair.

39
PROXY STATEMENT 2024	INDEPENDENT BANK GROUP, INC.

OUR BOARD OF DIRECTORS

STOCK OWNERSHIP OF DIRECTORS, NOMINEES, EXECUTIVE OFFICERS AND PRINCIPAL SHAREHOLDERS
The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock as of the Record Date, by (1) directors and named executive officers of the Company, (2) each person who is known by the Company to own beneficially 5% or more of the Company’s common stock and (3) all directors and named executive officers as a group. Unless otherwise indicated, based on information furnished by such shareholders, management of the Company believes that each person has sole voting and dispositive power over the shares indicated as owned by such person.

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned		Percentage Beneficially Owned(2)
Directors and Executive Officers:
David R. Brooks	682,850	(3)	1.7%
Daniel W. Brooks	124,599	(4)	*
Paul B. Langdale	13,393		*
Michael B. Hobbs	41,095		*
James P. Tippit	18,278		*
John G. Turpen	11,081		*
William E. Fair	229,956	(5)	*
Janet P. Froetscher	1,738		*
Alicia K. Harrison	10,011	(6)	*
Craig E. Holmes	21,675		*
J. Webb Jennings, III	54,540		*
Donald L. Poarch	145,960	(7)	*
G. Stacy Smith	54,583		*
Michael T. Viola	30,374		*
Paul E. Washington	3,481		*
All Directors and Executive Officers as a Group (14 persons)	1,443,614		3.5%
Principal Shareholders:
BlackRock, Inc.	5,980,631	(8)	14.5%
The Vanguard Group	4,180,301	(9)	10.1
Vincent J. Viola	4,093,839		9.9
Dimensional Fund Advisors LP	2,114,471	(10)	5.1
FMR LLC	3,711,357	(11)	9.0
___________
*Indicates ownership does not exceed 1%.
(1)The address of the persons shown in the foregoing table who are beneficial owners of more than 5% of the common stock are as follows: Vincent J. Viola, 7777 Henneman Way, McKinney, Texas 75070; BlackRock, Inc., 55 East 52nd Street, New York, New York 10055; The Vanguard Group, 100 Vanguard Boulevard, Malvern, Pennsylvania 19355; Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746; FMR LLC, 245 Summer Street, Boston, Massachusetts 02210.
(2)The percentages are based upon 41,379,492 shares issued and outstanding as of April 15, 2024.
(3)Of these shares, 76,873 are held of record by David R. Brooks and 60,000 shares are held of record by trusts for his children of which he and his wife are trustees and 545,977 shares are held by Natur Family Limited Partnership, of which Mr. Brooks and his wife are the managing members of its General Partner, Natur GP, LLP. Included in Mr. Brooks total shares are 235,000 shares pledged as security for bank loans.
(4)Includes 121,360 shares held of record by Daniel W. Brooks and 3,239 shares held of record by the Independent Financial 401(k) Profit Sharing Plan for Mr. Brooks as beneficiary. Included in total shares are 97,000 shares pledged as security for bank loans.

40
	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2024

OUR BOARD OF DIRECTORS
(5)Includes 221,309 shares held of record by William E. Fair and 7,547 shares held of record by an IRA of which he is beneficiary, and 1,100 shares held of record by FairTitle, Inc. dba Hatco Investments, of which Mr. Fair is President.
(6)Includes 5,561 shares held of record by Alicia K. Harrison, 100 shares and 4,350 shares held of record by a revocable living trust and SEP IRA, respectively, of which Ms. Harrison is beneficiary.
(7)Of these shares, 125,000 shares are held of record by Poarch Family Limited Partnership, of which Mr. Poarch is the President of its General Partner, Donald L. Poarch, Inc., and 20,960 shares are held of record by Donald Poarch.
(8)According to Schedule 13G/A as filed with the SEC on January 23, 2024, by BlackRock, Inc., on behalf of itself and certain of its subsidiaries. BlackRock, Inc. has sole voting power over 5,858,941 shares, and sole dispositive power over 5,980,631 shares.
(9)According to Schedule 13G/A filed with the SEC on February 13, 2024, by The Vanguard Group, on behalf of itself and certain of its subsidiaries. The Vanguard Group has shared voting power over 33,061 shares, sole dispositive power over 4,108,433 shares, and shared dispositive power over 71,868 shares.
(10)According to a Schedule 13G/A filed with the SEC on February 9, 2024, by Dimensional Fund Advisors LP, on behalf of itself and certain of its subsidiaries. Dimensional Fund Advisors LP has sole voting power over 2,074,548 shares, and sole dispositive power over 2,114,471 shares.
(11)According to Schedule 13G/A as filed with the SEC on February 8, 2024, by FMR LLC on behalf of itself and certain of its subsidiaries. FMR LLC has sole voting power and sole dispositive power over 3,711,357 shares.
There are no arrangements currently known to us, the operation of which may at a subsequent date result in a change in control of the Company.
The Company has adopted an Insider Trading Policy and Stock Ownership and Pledging Guidelines, as more thoroughly discussed under “Limitations on Pledging of Shares and Anti-Hedging Guidelines” below.

RELATED PERSON AND CERTAIN OTHER TRANSACTIONS
Related Person Transaction Policy
The Company has adopted a formal written policy concerning related party transactions. A related party transaction is a transaction, arrangement or relationship or a series of similar transactions, arrangements or relationships in which the amount involved exceeds $120,000, in which the Company or one of the Company’s consolidated subsidiaries participates (whether or not the Company or the subsidiary is a direct party to the transaction), and in which a director, nominee to become a director, executive officer or employee of the Company or one of the Company’s consolidated subsidiaries or any of his or her immediate family members or any entity that any of them controls or in which any of them has a substantial beneficial ownership interest has a direct or indirect material interest, or in which any person who is the beneficial owner of more than 5% of the Company’s voting securities or a member of the immediate family of such person has a direct or indirect material interest. A copy of the Company’s Related Person Transaction Policy may be found on the Company’s website at www.ifinancial.com.

41
PROXY STATEMENT 2024	INDEPENDENT BANK GROUP, INC.

OUR BOARD OF DIRECTORS
The Company’s policy requires the Company’s CGNC to ensure that the Company maintains an ongoing review process for all related party transactions for potential conflicts of interest and requires that the CGNC pre-approve any such transactions or, if for any reason pre-approval is not obtained, to review, ratify and approve or cause the termination of such transactions. The Company’s CGNC evaluates each related party transaction for the purpose of recommending to the disinterested members of the Company’s Board of Directors whether the transaction is fair, reasonable and permitted to occur under the Company’s policy, and should be pre-approved or ratified and approved by the Company’s Board of Directors. Relevant factors considered relating to any approval or ratification include the benefits of the transaction to the Company, the terms of the transaction and whether the transaction will be or was on an arm’s-length basis and in the ordinary course of the Company’s business, the direct or indirect nature of the related party’s interest in the transaction, the size and expected term of the transaction and other facts and circumstances that bear on the materiality of the related party transaction under applicable law and listing standards. Related party transactions entered into, but not approved or ratified as required by the Company’s policy concerning related party transactions, will be subject to termination by the Company or the relevant subsidiary, if so directed by the Company’s CGNC or the Company’s Board of Directors, taking into account factors they deem appropriate and relevant. Lending and other banking transactions in the ordinary course of business and consistent with the insider loan provisions of Regulation O of the Board of Governors of the Federal Reserve System are not treated as related party transactions under this policy and, instead, these transactions are monitored and approved, if necessary, by Independent Financial’s Board of Directors. In addition, any transaction in which the rates or charges are determined by competitive bids are not subject to approval under the policy.
Some of the Company’s directors, officers, or beneficial owners of more than 5% of the Company’s voting securities and/or their respective associates were customers of and/or had transactions with the Company in the past, and additional transactions with such persons/entities are expected to take place in the future. All outstanding loans and commitments to lend to these persons/entities were made in the ordinary course of business, were made on the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to the Company or Independent Financial and did not involve more than the normal risk of collectability or present other unfavorable features. All such loans are approved by Independent Financial’s Board of Directors, as appropriate, in accordance with bank regulatory requirements. Similarly, all certificates of deposit and depository relationships with these persons were made in the ordinary course of business and involved substantially the same terms, including interest rates, as those prevailing at the time for comparable depository relationships with persons not related to the Company or Independent Financial.
Related Person Transactions
The following is a description of certain transactions in which the Company participated in 2023 or is currently proposed and in which one or more of the Company’s directors, executive officers or beneficial holders of more than 5% of the Company’s capital stock, or their immediate family members or entities affiliated with them, had or will have a direct or indirect material interest. Each of these transactions was reviewed and approved in accordance with the Company’s Related Person Transactions Policy, as described above, and determined to be in the best interest of the Company.

42
	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2024

OUR BOARD OF DIRECTORS
IBG AIRCRAFT
IBG Aircraft Company III, a subsidiary of Independent Financial, or IBG Aircraft, owns an airplane. The Company and Independent Financial use the airplane to facilitate the travel of the Company’s and Independent Financial’s executives for corporate purposes related to the Company’s business. Independent Financial uses the aircraft to facilitate the travel of Bank employees to and from the Bank’s locations across Texas and Colorado. Certain of the Company’s named executive officers elect to receive a portion of their cash bonus in the form of personal use of the aircraft. Under this arrangement, the Compensation Committee establishes the cash bonus for named executive officers. Those officers who elect to personally use the aircraft are then charged a rate per flight hour for use of the aircraft (computed on an hourly basis and including fuel, maintenance reserves and other operating costs) as established by the joint aviation working group of the Company’s and Independent Financial’s Boards of Directors comprised of David R. Brooks, William E. Fair and Donald L. Poarch. This amount is then charged against the named executive officers’ bonus amounts, reducing the cash portion of the bonus awarded to those officers. The Compensation Committee and the CGNC have reviewed and approved this arrangement, and the Company believes that this arrangement is in compliance with third party regulations established by bank regulatory agencies.
BRANCH LEASE
Independent Financial leases its Woodway Branch in Waco from Waco Fairbank Realty, Ltd., of which William E. Fair, one of the Company’s directors, is a limited partner. The current lease term through 2026 is $30.60 per square foot plus an amount based upon the increase in consumer price index, or approximately $167,136 annually. The Company believes that this arrangement is at least as favorable to Independent Financial as could have been arranged with unrelated third parties and is in compliance with third party regulations for transactions with directors and their affiliates established by bank regulatory agencies.
FAMILY HEALTH CENTER ON VIRGINIA
The Company has provided $2.7 million to help build and establish the Family Health Center on Virginia, a Federally Qualified Health Center in McKinney, Texas (“FHCV”) overseen and supported by the North Texas Family Health Foundation ("NTFHF"). The Company remains committed to this important cause and contributed an additional $375,000 to the NTFHF in 2023. One of the Company’s executive officers, James Tippit, serves as a director of NTFHF.

43
PROXY STATEMENT 2024	INDEPENDENT BANK GROUP, INC.

OUR BOARD OF DIRECTORS

DIRECTOR COMPENSATION
The director compensation program for 2023 was paid as follows:

Compensation Element	2023 Compensation Program
Annual Board Cash Retainer	•$65,000 annual cash retainer paid in one lump sum to each Board member. •$40,000 additional cash retainer for the Lead Director of the Board, paid in one lump sum.
Annual Board Equity Retainer
•Restricted stock units with an approximate value of $60,000 granted annually to each non-employee director following his or her re-election; each annual grant will vest one year from the date of grant.

Annual Chair Cash Fees
•$20,000 annual cash retainer fee for the Audit Committee Chair

•$15,000 annual cash retainer fee for the Board Risk Oversight Committee Chair

•$15,000 annual cash retainer fee for the Compensation Committee Chair

•$10,000 annual cash retainer fee for the Corporate Governance & Nominating Committee Chair

The Company’s directors were reimbursed for the reasonable out-of-pocket expenses they incurred in connection with their service as directors, including travel costs to attend the meetings of the Board of Directors and committees. The Company’s directors who were also the Company’s named executed officers did not receive fees or other compensation for their service as directors of the Company. Mr. David R. Brooks and Mr. Daniel W. Brooks, who are directors and executive officers of the Company, do not receive any compensation in their capacity as directors of the Company.

44
	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2024

OUR BOARD OF DIRECTORS
The following table sets forth information regarding 2023 compensation for those of the Company’s directors who were not named executive officers of the Company:

Name	Fees Earned or Paid in Cash	Stock Awards(1)	All Other Compensation(2)	Total
William E. Fair	$80,000	$60,013	$1,985	$141,998
Janet P. Froetscher	65,000	$60,013	$1,321	$126,334
Alicia K. Harrison	65,000	$60,013	$1,985	$126,998
Craig E. Holmes	85,000	$60,013	$1,985	$146,998
J. Webb Jennings III	65,000	$60,013	$1,985	$126,998
Donald L. Poarch	65,000	$60,013	$1,985	$126,998
G. Stacy Smith	115,000	$60,013	$1,985	$176,998
Michael T. Viola	80,000	$60,013	$1,985	$141,998
Paul E. Washington	65,000	$60,013	$1,985	$126,998
___________
(1)Reflects awards granted in 2023 calculated by multiplying the number of shares granted on July 1, 2023 of 1,738 shares by the value of the stock at the close of market as of the grant date of $34.53. Fractional shares are not awarded.
(2)Other compensation includes dividends paid on unvested shares during 2023.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and persons who own more than 10% of the outstanding common stock to file reports of ownership and changes in ownership of common stock and other equity securities of the Company with the SEC. Such persons are required by the SEC’s regulations to furnish the Company with copies of all Section 16 forms that they file.
Based solely on its review of the copies of such report forms received by it with respect to fiscal year 2023, the Company believes that all filing requirements applicable to its directors, executive officers and persons who own more than 10% of a registered class of the Company’s equity securities have been timely complied with in accordance with Section 16(a) of the Exchange Act, except for the following late filings:
•Filings made by David R. Brooks, Daniel W. Brooks, Michael B. Hobbs, Paul B. Langdale, James P. Tippit and John G. Turpen in connection with common stock granted by the Company as part of the 2023 executive bonus compensation on February 21, 2023. The Form 4s were filed with the SEC on March 1, 2023.
•Filing made by James P. Tippit in connection with the acquisition of shares of common stock on May 4, 2023. The Form 4 was filed with the SEC on May 10, 2023.

45
PROXY STATEMENT 2024	INDEPENDENT BANK GROUP, INC.

PROPOSAL I: ELECTION OF DIRECTORS

NOMINEES FOR ELECTION
As part of its annual review, the CGNC reviewed the composition, skills and experiences of the Board and assessed individual performance of the Class I and Class II directors. Based upon this review, CGNC recommended to the Board that existing Class I and Class II directors be nominated for re-election.
The Board of Directors adopted resolutions nominating these seven directors and presents them for re-election at our Annual Meeting.

		Director Since	Age	Gender	Financial Institution Experience	CEO/Business Leader Experience
Class I	Daniel W. Brooks	2002	63	Male	Yes	Yes
Class I	Janet P. Froetscher	2023	64	Female	Yes	Yes
Class I	Craig E. Holmes	2013	66	Male	Yes	Yes
Class I	G. Stacy Smith	2013	55	Male	Yes	Yes
Class II	William E. Fair	2009	62	Male	No	Yes
Class II	Donald L. Poarch	2014	72	Male	Yes	Yes
Class II	Michael T. Viola	2013	37	Male	Yes	Yes
Proposed Class I and Class II directors would be elected to serve one-year terms, with their terms set to expire at the Annual Meeting of Shareholders in 2025. The number of directors may be changed only by resolution of the Board of Directors within the range set forth in the Company’s Charter unless the Board and the Company’s shareholders act to amend the authorized number of directors designated in the Company’s Charter.
The nominees are well-respected and accomplished leaders who have extensive, varied backgrounds in complex, highly-regulated businesses. Each nominee brings a unique, diverse skill set and background to the Board of Directors. These directors provide substantial value to the Company on an ongoing basis and continuity in the oversight and execution of the Company’s long-term strategy.
The nominees draw from a deep well of experience across industries and functional areas:

✔	CEO/Business Leader	✔	Risk Management

✔	Lending	✔	Financial Institutions

✔	Real Estate	✔	Investments/Capital Markets

✔	Board Service	✔	Oil & Gas

✔	Corporate Governance	✔	Audit, Accounting, and Financial Reporting

✔	Compensation/Human Resources	✔	Non-Profit
The biographical information for each nominee, including nominee’s name, age as of our Annual Meeting date, principal occupation, service as a director and/or executive officer, relevant business experience, other directorships currently or recently held, information regarding the involvement in certain legal or administrative proceedings (if applicable), and the experiences, qualifications, attributes, or skills that caused the CGNC and the Board of Directors to advance nomination of each candidate are included above in the "Meet our Directors" section.

46
	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2024

PROPOSAL I: ELECTION OF DIRECTORS
If a nominee becomes unavailable to serve as a director for any reason before the election, the shares represented by proxy will be voted for such other person, if any, as may be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will be unavailable to serve as a director. All of the nominees have consented to being named herein and to serve if elected.
Shareholder Approval
The affirmative vote of a majority of the votes cast by shareholders entitled to vote and in attendance during the live webcast of the Annual Meeting or represented by proxy at the Annual Meeting is required for the election of each of the nominees for director.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE FOR ELECTION AS A DIRECTOR (PROPOSAL I).

47
PROXY STATEMENT 2024	INDEPENDENT BANK GROUP, INC.

COMPENSATION DISCUSSION & ANALYSIS
Overview
The Compensation Committee of the Board of Directors is responsible for making recommendations to the Board of Directors relating to the compensation of the Company’s Chairman of the Board and Chief Executive Officer, the other named executive officers, and the directors. William E. Fair (Chair), J. Webb Jennings, III, Alicia Harrison, and G. Stacy Smith, each of whom the Board of Directors has determined to be an independent director as defined in The Nasdaq Stock Market Rules and SEC regulations, serve on the Compensation Committee.
This discussion and analysis describes the components of the Company’s compensation program for its named executive officers and the basis on which the Compensation Committee made its 2023 compensation determinations.
The individuals who served as the Company’s Chief Executive Officer and Chief Financial Officer during 2023, as well as the Company’s other most highly compensated executive officers for 2023, are collectively referred to as the Company’s “named executive officers.” Our named executive officers for 2023 were as follows:
•David R. Brooks, Chairman and Chief Executive Officer
•Paul B. Langdale, Executive Vice President and Chief Financial Officer
•Michael B. Hobbs, President and Chief Operating Officer
•Daniel W. Brooks, Vice Chairman
•John Turpen, Executive Vice President and Chief Risk Officer
Results of 2023 Advisory Vote to Approve Executive Compensation
At the 2023 annual shareholder meeting, over 90% of the votes cast were in favor of our advisory vote on executive compensation for 2022. The Compensation Committee considered this favorable outcome and believed the results conveyed our shareholders’ support of our executive compensation programs. At the Annual Meeting, we will again hold an annual advisory vote to approve executive compensation paid in 2023. The Compensation Committee will continue to consider the results from this year’s and future advisory votes on executive compensation.
Executive Summary
2023 Performance
In light of events in the banking sector during 2023, including industry challenges such as liquidity, volatility in deposit balances, and interest rate uncertainty, among other factors, the Company proactively positioned the balance sheet to mitigate the risks affecting the Company and the overall banking industry in order to serve its clients and communities. Highlights of the Company's performance for fiscal year 2023 include:
•Reported net income of $43.2 million, or $1.04 per diluted share for the year ended December 31, 2023;
•Organic loans held for investment growth of 4.2%, excluding mortgage warehouse;
•Continued solid credit metrics with nonperforming assets of 0.32% of total assets, and net-charge offs of 0.01% of average loans; and
•Healthy capital levels with total capital ratio of 11.57% and leverage ratio of 8.94%.

48
	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2024

COMPENSATION DISCUSSION & ANALYSIS
2023 Compensation Outcomes
•Based on 2023 performance results, the Committee approved cash incentives at 30% of target and total incentives (including equity granted in early 2024) between 50% and 64% of target for the named executive officers.
•The Performance Stock Units (PSUs) granted in January 2021 were forfeited, as performance for the 2021-2023 performance cycle was below the threshold required for payout.
Sound Compensation Practices
Our executive compensation program incorporates many strong governance features, including the following:

WHAT WE DO		WHAT WE DON’T DO

✓	A significant portion of executive compensation is tied to performance through annual and long-term incentives with multiple performance measures.	x	We do not allow executive officers to engage in hedging transactions, and the pledging of Company stock is restricted.

✓	We require meaningful share ownership by directors and executive officers.	x	We do not have single-trigger accelerated vesting of equity awards upon a change-in-control of the Company.

✓	We require clawbacks of erroneously awarded compensation in the event of an accounting restatement, as well as provide for clawbacks in the event of executive fraud or intentional misconduct.	x	We do not provide excessive perquisites.

✓	We have retained an independent compensation consultant that provides no other services to the Company.	x	We do not pay dividends on any performance stock units unless and until the performance units are earned and vest.

49
PROXY STATEMENT 2024	INDEPENDENT BANK GROUP, INC.

COMPENSATION DISCUSSION & ANALYSIS
2023 Total Direct Compensation Pay Mix

Compensation Philosophy and Objectives
The Company compensates the Company’s named executive officers through a mix of base salary, cash incentive bonuses, equity grants and other benefits. The Company believes the current mix of these compensation elements and the amounts of each element provide the Company’s named executive officers with compensation that is reasonable and competitive within the Company’s markets, and also appropriately reflects the Company’s performance and the officer’s particular contributions to that performance and takes into account applicable regulatory guidelines and requirements.
The Compensation Committee’s philosophy is to provide a compensation package that attracts and retains executive talent, rewards superior performance and produces consequences for underperformance. The Compensation Committee seeks to provide a balanced mix of cash and equity-based compensation that aligns the short-term and long-term interests of the Company’s executives with that of the Company’s shareholders while encouraging share ownership by the Company's executives.
When considering pay decisions for its named executive officers, the Company generally evaluates pay relative to the median of market data while also considering the executive’s scope of responsibilities, skills and experience, overall Company performance and the Board of Directors’ evaluation of the executive’s individual performance.
The Company believes the design of its compensation programs and the amounts paid have been and continue to be appropriate and reasonable. The Company continually reviews its programs to ensure they are aligned with the Company’s business objectives and shareholder interests.

50
	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2024

COMPENSATION DISCUSSION & ANALYSIS
Our Compensation Program
Our compensation program establishes market-based target total direct compensation opportunities for each executive, with actual payouts dependent on performance. The Compensation Committee establishes a base salary and target incentive amount for each executive and then determines the actual incentive awards based on performance relative to established performance goals. Incentives are paid in a combination of immediate cash and deferred equity, and the equity awards granted for 2023 performance were issued in February 2024 through a combination of Performance Stock Units (“PSUs”) and Restricted Stock Awards (“RSAs”).

Elements of Total Direct Compensation
The following is a summary of the elements of total direct compensation provided to our named executive officers.

Element	Description	Considerations and Rationale
Salary
Base Salary	•Fixed element of compensation	•Compensate executives competitively for the experience and skills needed to perform their current roles commensurate with their professional status, accomplishments and experience
Incentives (awarded in February 2024 based on 2023 performance)
Cash Bonus	•Variable amount paid as an immediate cash award based on performance relative to annual goals	•Provide an immediate incentive to recognize and reward executives who contribute meaningfully to the Company’s performance for the year
PSUs
•Equity award where the number of shares that are ultimately earned after the 3-year performance period will vary based on performance
•Performance is determined based on our Diluted Earnings Per Share (EPS)(1) performance and our relative total shareholder return (rTSR)

•Ensures the value of the incentive ultimately earned by our executives is aligned with our long-term performance on an absolute basis and relative to our peers
•Balances financial and shareholder results
•Encourages retention given that vesting is also dependent on continued service(2)

RSAs	•Equity award that vests ratably in three annual installments	•Enhances alignment with shareholders •Encourages retention given that vesting is also dependent on continued service(2)

(1)EPS is defined as the Company’s adjusted (Non-GAAP) diluted earnings per share during the Performance Period.
(2)Awards are also eligible to vest, subject to the execution of a release of claims, upon an earlier termination without cause, for good reason or due to death or disability.

51
PROXY STATEMENT 2024	INDEPENDENT BANK GROUP, INC.

COMPENSATION DISCUSSION & ANALYSIS
2023 Total Direct Compensation Targets
In January 2023, the Compensation Committee established base salaries and target incentive opportunities for each of the Company’s named executive officers. In setting these target compensation levels, the Compensation Committee relies on external market data obtained from its compensation consultant. The Compensation Committee also considers additional factors including:
•each named executive officer’s scope of responsibility;
•each named executive officer’s years of experience;
•the Company’s financial performance and performance with respect to other aspects of the Company’s operations, such as the Company’s growth, asset quality, profitability and other matters, including the status of the Company’s relationship with banking regulatory agencies; and
•each named executive officer’s individual performance and contributions to the Company’s performance, including leadership, team work and community service.
Following its review, the Compensation Committee determines annual base salaries and target incentives for the named executive officers, and then recommends to the Board (in executive session with only independent directors present) its confirmation of the Compensation Committee’s determination. The table below outlines the targets established for each named executive officer for 2023:

		2023 Target Incentive
Executive	2023 Base Salary	% of salary	$ value	Cash	Equity	Total Target Direct Compensation
David R. Brooks	$975,000	335%	$3,266,250	$1,316,250	$1,950,000	$4,241,250
Paul B. Langdale	450,000	160	720,000	360,000	360,000	1,170,000
Michael B. Hobbs	575,000	190	1,092,500	431,250	661,250	1,667,500
Daniel W. Brooks	525,000	185	971,250	420,000	551,250	1,496,250
John G. Turpen	455,000	160	728,000	341,250	386,750	1,183,000
2023 Incentive Decisions
In early 2023, the Committee established an incentive structure consistent with that utilized in 2022, including a formulaic component based on preset performance goals and ranges for Adjusted (Non-GAAP) EPS, Adjusted (Non-GAAP) Efficiency Ratio and Non-Performing Assets, as well as a qualitative review of corporate and individual performance. Based on actual performance during the year, the incentive plan is structured to allow for a payout of between 0% to 150% of target for each executive.
The following table outlines the performance goals and actual results of key financial measures included in the Compensation Committee’s review of performance:

Performance Measure	Weighting	Threshold	Target	Maximum	Actual	Earned%
Earnings per Share - Adjusted(1)	60%	$4.70	$5.05	$5.40	$3.29	0%
Efficiency Ratio - Adjusted(2)(3)	20%	58%	55%	52%	63%	0%
Non-Performing Assets/Total Assets	20%	1.50%	1.00%	0.50%	0.32%	150%
Weighted Percentage of Target Bonus Earned						30%
___________
(1)Non-GAAP measure. Adjusted for extraordinary items such as gain/loss on sale of loans, OREO, securities, and premises and equipment; recoveries on loans charged off prior to an acquisition; OREO and other asset impairment; acquisition expenses; and non-recurring items.
(2)Non-GAAP measure. Adjusted for amortization of core deposit intangibles and extraordinary items such as noted in (1).
(3)Represents an average of the prior four quarter efficiency ratios, which was utilized by the Compensation Committee in January of 2024 to review 2023 performance.

52
	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2024

COMPENSATION DISCUSSION & ANALYSIS
In addition to the formulaic component results, the Compensation Committee also conducts a qualitative analysis of Company and individual performance considering a number of factors including:
•the overall financial soundness of the Company (asset quality, risk controls, balance sheet/capital management);
•the personal performance of the executive officer and contributions to the Company’s performance for the year, including leadership, teamwork and community service;
•the executive’s role in specific strategic and operational functions, such as management of liquidity, interest rate risk, and expense discipline in the challenging market conditions faced by the Company in 2023, along with supervision of the Company’s credit function;
•the Company’s overall performance in executing the Company’s key strategic initiatives;
•the impact of the external economic environment on the Company’s results;
•market data on peer performance and compensation levels;
•the Company’s profitability (earnings growth and operating efficiencies); and
•the executive’s role in the Company’s achievement of target percentage increases in growth and profitability.
After review of the qualitative factors, the Compensation Committee adjusts the formulaic component, either positively or negatively, in its determination of a final award. After reviewing the qualitative factors referenced above, the Compensation Committee determined that it was appropriate to award total incentive compensation between 50% and 64% of target for performance during fiscal year 2023, which was paid in 2024. The Compensation Committee considered both short and long-term impacts to financial performance, including market dislocations related to the rapid rise in interest rates as well as the relative position of the Company’s specific business model vis-à-vis changes in external market conditions. The Compensation Committee believes that the incentive compensation payout appropriately rewarded executives for their performance in fiscal year 2023, specially citing:
•management’s response to the 2023 industry challenges;
•the maintenance of strong asset quality and low annualized net charge-offs;
•strong expense discipline; and
•liquidity management in a challenging business environment for regulated depositories.
The Compensation Committee determined that the key role of the named executive officers, and particularly the Chairman/CEO's leadership in this regard, in navigating the uniquely challenging economic conditions to accomplish the Company's strategic initiatives, merited adjustment to the formulaic component.

53
PROXY STATEMENT 2024	INDEPENDENT BANK GROUP, INC.

COMPENSATION DISCUSSION & ANALYSIS
In determining the final payout, the Committee maintained the cash portion of the award at 30% of target which was in line with the formulaic components discussed above. However, based on the additional factors, the Committee approved an increase to the equity component which increased the total incentive award to between 50-64% of each executives’ target. The following table outlines the incentives paid to each executive through a combination of cash and deferred equity compensation based on the preset mix established for each executive at the beginning of the year.

Executive	Target Incentive	Total Actual Incentive	Actual Cash	Actual RSAs(1)	Actual PSUs(1)	% of Target
David R. Brooks	$3,266,250	$1,845,000	$395,000	$725,000	$725,000	56%
Paul B. Langdale	720,000	460,000	108,000	176,000	176,000	64
Michael B. Hobbs	1,092,500	601,000	130,000	235,500	235,500	55
Daniel W. Brooks	971,250	563,000	126,000	218,500	218,500	58
John G. Turpen	728,000	364,000	102,000	131,000	131,000	50
___________
(1)RSAs and PSUs for 2023 performance were granted on February 21, 2024 based on a market price of $44.69 as of the grant date.
PSUs Granted in 2024 Based on 2023 Performance
The Compensation Committee also changed the performance measures used for the PSU component of the 2024 Long Term Incentive Award. Based on market/peer group benchmarking data and the recommendation of its compensation consultant, the Compensation Committee decided that two measures (absolute diluted earnings per share (EPS) growth and relative total stockholder return (rTSR)), equally weighted, were better aligned with the Board’s strategic objectives for enhancing shareholder value, and also provided an appropriate balance between absolute and relative performance as well as financial results and shareholder returns. The following tables reflect the new performance measures and metrics for the PSUs awarded in 2024.
EPS Metrics. The percentage of the EPS PSUs (and related accrued dividends) that are earned and vest upon the Committee’s certification of the performance goals shall be determined as follows:

	Cumulative EPS	Payout Percentage
Maximum	119% of Target	150%
Target	100% of Target	100%
Threshold	81% of Target	50%
Below Threshold	Less than 81% of Target	0%
If performance is between the levels indicated above, the number of EPS PSUs that vest shall be determined based on straight-line interpolation between the two nearest vesting levels described above.

54
	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2024

COMPENSATION DISCUSSION & ANALYSIS
rTSR Metrics. The percentage of the rTSR PSUs (and related accrued dividends) that are earned and vest upon the Committee’s certification of the performance goals shall be determined as follows:

	Percentile Rank within Peer Group Based on rTSR (1)	Payout Percentage
Maximum	75th percentile or higher	150%
Target	50th percentile	100%
Threshold	25th percentile	50%
Below Threshold	Less than 25th percentile	0%
___________
(1)“Peer Group” means the members of the KBW Nasdaq Regional Banking Index as of the first day of the Performance Period, subject to certain adjustments, such as for members that are acquired, file for bankruptcy or otherwise cease to be public companies.
If performance is between the levels indicated above, the number of rTSR PSUs that vest shall be determined based on straight-line interpolation between the two nearest vesting levels described above.
PSUs Granted Prior to 2024. In January 2021, the Company granted to its named executive officers PSUs that vest based on our Adjusted Return on Average Tangible Common Equity (ROTCE)(1) relative to our peers(2) over the three-year performance period from January 1, 2021 to December 31, 2023 as follows:
•75th percentile or greater: 150% payout
•50th percentile: 100% payout
•25th percentile: 50% payout
•Less than 25th percentile: 0% payout
•Payouts are interpolated for results between the 25th and 75th percentile
At the end of the performance period, the Compensation Committee determined that the Company’s performance was below the 25th percentile and therefore none of the PSUs vested.
___________
(1)Non-GAAP Measure: Average adjusted income (as adjusted for taxes and extraordinary items, less net income attributable to non-controlling interest, gain on the sale of held to maturity and available for sale securities, amortization of intangibles, goodwill and nonrecurring items) as a percentage of average tangible common equity.
(2)Our peers were composed of Texas Capital Bancshares, Inc., Cullen/Frost Bankers, Inc., Prosperity Bancshares, Inc., Pinnacle Financial Partners, Inc., Bank OZK, BancorpSouth Bank, Old National Bancorp, United Bankshares, Inc., Ameris Bancorp, Atlantic Union Bankshares Corporation, Cadence Bancorporation, South State Corporation, Hilltop Holdings Inc., Glacier Bancorp, Inc., First Financial Bancorp, Trustmark Corporation, Renasant Corporation, Heartland Financial USA, Inc., United Community Banks, Inc., First Merchants Corporation, First Financial Bankshares, Inc. and Veritex Holdings, Inc.
Benefits and Perquisites
The Company’s named executive officers are eligible to participate in the same benefit plans designed for all of the Company’s full-time employees, including health, dental, vision, disability and basic group life insurance coverage. The Company does not provide the named executive officers with any health and welfare benefits that are not generally available to its other employees. The Company also provides its employees, including its named executive officers, with a 401(k) plan to assist its employees, including its named executive officers, in planning for retirement and securing appropriate levels of income during retirement. The purpose of the Company’s employee benefit plans is to help the Company attract and retain quality employees, including executives, by offering benefit plans similar to those typically offered by the Company’s competitors. Benefits and perquisites paid in 2023 to named executive officers did not exceed $25,000.
The Independent Financial 401(k) Profit Sharing Plan, or the 401(k) Plan, is designed to provide retirement benefits to all eligible full-time and part-time employees of the Company and Independent Financial. The 401(k) Plan provides employees the opportunity to save for retirement on a tax-favored basis. The Company’s named executive officers, all of whom were eligible to participate in the 401(k) Plan may elect to participate in the

55
PROXY STATEMENT 2024	INDEPENDENT BANK GROUP, INC.

COMPENSATION DISCUSSION & ANALYSIS
401(k) Plan on the same basis as all other employees. Employees, including the named executive officers, may defer from 1% to 100% of their compensation to the 401(k) Plan up to the applicable Internal Revenue Service limit. The Company matches 100% of a named executive officer or employee’s annual contribution to the 401(k) Plan up to a total of 6% per annum of the named executive officer or employee’s eligible salary. The Company makes its matching contributions in cash, and that contribution is invested according to the employee’s current investment allocation. The 401(k) Plan permits investments in Company common stock.
The Company does not maintain any defined benefit plan, actuarial benefit plan, supplemental executive retirement plan or deferred compensation plan for the Company’s named executive officers or any other employees. Moreover, the Company has no plan, agreement and other arrangement with any of the Company’s named executive officers relating to the payments of any amounts upon the retirement of such named executive officer from employment with the Company.
The Company’s wholly owned subsidiary, Independent Financial, maintains bank-owned life insurance policies with respect to certain of the Company’s named executive officers. Although Independent Financial is the named beneficiary of each of those policies, the Company has agreed with each of those named executive officers that if the officer dies while employed by Independent Financial, the Company will pay such named executive officer’s estate an amount equal to the amount of that officer’s base salary for the year in which his or her death occurs out of the benefits Independent Financial receives under such policy.
Executive Employment Agreements, Change in Control Agreements, and Restrictive Covenants
The Company does not have employment agreements with any of the Company’s named executive officers, with the exception of Mr. John G. Turpen, Executive Vice President and Chief Risk Officer. The other named executive officers of the Company identified herein are employees “at will” of the Company. The compensation that the Company pays to its named executive officers is determined by the Compensation Committee’s recommendation and confirmed by the independent directors of the Board.
Mr. Turpen’s employment agreement with the Company took effect July 26, 2021 and was for an initial three-year term. The agreement automatically renews every year thereafter, unless terminated by the Company at least ninety (90) days prior to the renewal date. The employment agreement specifies Mr. Turpen's base salary, eligibility for annual incentive bonuses and certain severance protections, and provides for a one-year non-competition period.
The Company entered into new Change in Control Agreements with each of its named executive officers in 2023. Among other things, the agreements provide for cash severance and accelerated vesting of equity awards upon qualified termination in connection with a change in control. The Company believes the Change in Control Agreements, which are a common practice among the Company’s peers, are necessary to ensure the continued focus of its executives on making the appropriate strategic decisions for the Company that maximize shareholder value, even if the decision involves a change in control and professional risk for the executives. Further details of the agreements are discussed under the “Potential Payments Upon Termination or Change in Control” section.
The Company issues its RSAs and PSUs to its named executive officers through award agreements that include non-competition and non-solicitation covenants. Each such agreement provides that the award recipient will not compete with the Company or Independent Financial for at least a 3 month period following the termination of the named executive officer’s employment with the Company or Independent Financial. To ensure their continued service with the Company, the award agreements for Mr. David Brooks and Mr. Daniel Brooks provide for non-competition periods of 24 months and 18 months, respectively. Competition for such purpose is defined to include a named executive officer acting as an officer, director, manager or employee of, or a consultant to, any bank holding company, bank or other financial institution conducting banking operations in the Company’s or Independent Financial’s market areas. The named executive officers also agree not to solicit other employees or customers of the Company or Independent Financial for one year following the termination of their employment with the Company or Independent Financial. Stock awards granted under the Equity Incentive Plan are not assignable or transferable by a grantee.

56
	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2024

COMPENSATION DISCUSSION & ANALYSIS
Compensation Process, Policies and Practices
Risk Considerations
The Company’s compensation practices are regularly examined as part of the Company’s risk management framework and are evaluated in context with accepted best practices in the industry.
The Compensation Committee and the Board of Directors have reviewed the compensation policies and practices for all employees and do not believe that any risks arise from the Company’s compensation policies and practices for the Company’s executive officers and other employees that are reasonably likely to have a material adverse effect on the Company’s operations, results of operations or financial condition.
Role of the Compensation Committee and Executives in Establishing Compensation
The Compensation Committee, either as a committee or together with the other independent directors of the Company, makes all recommendations to the Board of Directors with respect to the compensation of the Company’s executive officers, including the named executive officers, which the Board of Directors then reviews and, if satisfactory, ratifies. The Chairman/CEO provides input regarding the performance of the other named executive officers and makes recommendations for compensation amounts payable to the other named executive officers. The Compensation Committee separately evaluates the Chairman/CEO's performance in light of the Company’s goals and objectives and determines his compensation.
When reviewing named executive officer compensation, the Compensation Committee and the Board of Directors review all elements of current and historic compensation for each named executive officer. The Compensation Committee also makes recommendations to the Board of Directors as to all stock grants to the named executive officers made pursuant to the Company’s equity incentive plan.
Role of the Compensation Consultant
In 2023, the Compensation Committee continued to retain Meridian Compensation Partners (“Meridian”) as its ongoing compensation consultant. Meridian is a highly respected compensation consultant that provides a wide spectrum of compensation consulting and corporate governance services. The firm brings a deep knowledge of the Company’s peers and best practices in compensation and governance. Meridian was engaged directly by the Compensation Committee and proactively informs the Company about relevant emerging issues. The Compensation Committee reviewed Meridian’s independence, including the factors specified in the NASDAQ listing standards, and believes that Meridian is independent and that no conflict of interest exists.
Compensation Peer Group
The Compensation Committee evaluates the Company’s named executive officer compensation levels with comparable compensation levels for a peer group of comparable banks based on asset size, geography and operations. The Compensation Committee reviewed the peer group in 2022 with the assistance of Meridian. The following peer group was used in connection with setting 2023 compensation levels.

2023 Peer Group
Ameris Bancorp	Heartland Financial USA
Atlantic Union Bankshares Corp	Hilltop Holdings
BancorpSouth Bank	Pinnacle Financial Partners
Bank OZK	Prosperity Bancshares
Cadence Bancorporation	Renasant Corporation
First Financial Bancorp	Texas Capital Bancshares
First Financial Bankshares	Trustmark Corporation
First Foundation, Inc.	United Bankshares
First Merchants Corporation	United Community Bank
Glacier Bancorp	Veritex Holdings, Inc.

57
PROXY STATEMENT 2024	INDEPENDENT BANK GROUP, INC.

COMPENSATION DISCUSSION & ANALYSIS
Stock Ownership and Pledging Guidelines
Directors and executive officers are each subject to Stock Ownership & Pledging Guidelines (the “Guidelines”). The purpose of the Guidelines is to enhance director and executive officer focus on the long-term success of the Company and on the creation of shareholder value by requiring directors and executive officers to be long-term holders of the Company’s common stock. The CGNC is responsible for monitoring compliance with the Guidelines on an annual basis. After reviewing the Guidelines in 2023, the Compensation Committee made the determination to increase the required common stock ownership for non-employee directors from 3x to 5x their annual cash retainer to align with peers.
The Stock Ownership and Pledging Guidelines apply to the Chief Executive Officer, the Company’s executive officers (“Executive Officers”), and the non-employee directors of the Company. The aforementioned individuals are required to own shares of the Company’s common stock with an aggregate value equal to the amounts set forth in the following table:

Title	Required Common Stock Ownership
Chief Executive Officer	5x base salary
Other Executive Officers	3x base salary
Non-Employee Directors	5x annual cash retainer
For the purposes of determining share ownership, the following may be used:
•Shares owned outright by the Executive Officer or Director and his or her immediate family members residing in the same household;
•Shares credited to the Executive Officer’s or Director’s account under the Independent Financial 401(k) Profit Sharing Plan;
•Shares held in trust for the benefit of the Executive Officer or Director;
•Shares acquired upon net exercise of vested stock options; and,
•Unvested time-based shares of restricted Company common stock held by the Executive Officer or Director.
The determination of whether an individual meets the applicable Guidelines will be made as of the last day of the preceding fiscal year by using the average closing price of the Company’s common stock on The Nasdaq Global Select Market for the prior sixty “trading days.”
Directors are expected to meet the updated applicable target multiple within five (5) years after the effective date of these Guidelines (January 16, 2029). Executive Officers are expected to meet the applicable target multiple within five (5) years of the date the Executive Officer first becomes subject to it, and they are expected to continuously own sufficient shares to meet the Guidelines once attained. If an individual falls below the applicable Guideline due solely to a decline in the value of the common stock, the individual will not be required to acquire additional shares to meet the Guideline, but he or she will be required to retain all shares then held (except for shares withheld to pay withholding taxes or the exercise price of options) until such time as the individual again attains the target multiple.

58
	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2024

COMPENSATION DISCUSSION & ANALYSIS
Limitations on Pledging of Shares and Anti-Hedging Guidelines
The Guidelines also provide that Executive Officers and Directors may only pledge shares of the Company’s common stock that are in excess of the amount required to be owned pursuant to these Guidelines; provided, that any pledge of shares that fails to comply with this requirement and which existed prior to the date of adoption of the Guidelines will be exempt from this requirement. The Company believes that the pledging of shares in excess of the minimum required ownership thresholds by directors and executive officers does not present undue risk to the Company or its shareholders. Further, the Guidelines prohibit directors and executive officers from hedging transactions in the Company’s shares such as puts, calls, prepaid variable forwards, equity swaps, collars and other derivative securities on an exchange or in any other organized market. Directors and executive officers also may not engage in short sales of the Company’s shares, meaning sales of shares that are not owned at the time of sale. The Company’s Guidelines also prohibit directors and executive officers from holding shares of Company common stock in a margin account. The prohibition recognizes the risk that directors or executives may be forced to sell shares to meet a margin call, which could negatively impact the Company’s stock price and may violate insider trading laws and policies.
In addition to the Guidelines, the Company’s Insider Trading Policy prohibits all employees, including directors and executives, from engaging in transactions that hedge the economic risk of owning shares of Company common stock.
Clawback Policies
Historic Clawback Policy
The Board of Directors maintains a Clawback Policy, which applies to incentive compensation payable to executive officers with respect to performance periods beginning January 1, 2019 and all such future incentive compensation. Under this policy, the Board may pursue forfeiture or repayment of incentive compensation if the Company is required to prepare an accounting restatement due to material noncompliance of the Company with any financial reporting requirement under applicable securities laws, or if an executive commits an act of fraud or intentional misconduct.
Compensation Recovery Policy
In October 2022, the SEC adopted a final rule directing national securities exchanges and associations, including Nasdaq and NYSE, to implement listing standards that require listed companies to adopt policies mandating the recovery or “clawback” of erroneously awarded incentive-based compensation received by an applicable current or former executive officer on or after October 2, 2023 and during the three fiscal years preceding the date the listed company is required to prepare an accounting restatement due to a company’s material noncompliance with any financial reporting requirement under the securities laws, including to correct an error in previously issued financial statements that is material to the previously issued financial statements or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. In June 2023, the SEC approved NYSE and Nasdaq's proposed clawback listing standards (listing standards) with an effective date of October 2, 2023, and companies were required to adopt a clawback policy to comply with the listing standards no later than December 1, 2023. The Company adopted its Compensation Recovery Policy on October 19, 2023 in compliance with the new listing standards. The Compensation Recovery Policy is in addition to, not in lieu of, the Company’s Clawback Policy.

59
PROXY STATEMENT 2024	INDEPENDENT BANK GROUP, INC.

COMPENSATION DISCUSSION & ANALYSIS

BOARD OF DIRECTORS COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act that might incorporate the information in this Proxy Statement or future filings with the SEC, in whole or in part, the following report of the Compensation Committee shall not be deemed to be incorporated by reference into any such filing.
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.
THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
William E. Fair (Chair)
Alicia K. Harrison
J. Webb Jennings, III
G. Stacy Smith

60
	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2024

COMPENSATION DISCUSSION & ANALYSIS

SUMMARY COMPENSATION INFORMATION
The following table sets forth information regarding the compensation paid to each of the Company’s named executive officers for 2023, 2022, and 2021.

Name and Position	Year	Salary(1)	Bonus(2)	Stock Awards(3)	Nonequity Incentive Plan Compensation(2)	All Other Compensation(4)	Total
David R. Brooks Chairman and Chief Executive Officer	2023	$959,375	$—	$1,784,986	$395,000	$78,377	$3,217,738
	2022	846,875	—	1,051,870	1,309,000	142,817	3,350,562
	2021	823,958	—	1,049,717	771,375	83,696	2,728,746
Paul B. Langdale(5) Executive Vice President and Chief Financial Officer	2023	443,750	—	299,966	108,000	40,530	892,246
	2022	298,333	—	396,365	300,000	36,211	1,030,909
	2021	—	—	—	—	—	—
Michael B. Hobbs President and Chief Operating Officer	2023	573,750	—	683,624	130,000	93,138	1,480,512
	2022	563,125	—	574,810	466,125	132,298	1,736,358
	2021	492,083	—	286,241	391,875	172,773	1,342,972
Daniel W. Brooks Vice Chairman	2023	524,175	—	566,456	126,000	57,447	1,274,078
	2022	513,223	—	425,008	424,875	87,703	1,450,809
	2021	498,542	—	386,870	318,750	61,157	1,265,319
John G. Turpen(6) Executive Vice President and Chief Risk Officer	2023	453,125	—	415,810	102,000	68,744	1,039,679
	2022	438,125	—	117,268	376,200	69,306	1,000,899
	2021	154,545	140,000	693,400	105,439	25,869	1,119,253
___________
(1)The amounts shown in this column represent salaries earned during the fiscal year shown.
(2)The amounts of bonuses and non-equity incentive plan compensation for each year shown were cash bonuses earned for that year. The 2021 bonus paid to Mr. John Turpen was his cash Sign-On Bonus.
(3)The amounts shown reflect RSAs and PSUs for each year awarded based upon the executive officer’s performance for the prior year. In connection with Mr. Langdale's appointment to Chief Financial Officer, his 2022 total includes 2,500 shares each in the form of RSAs and PSUs. Mr. Turpen's 2021 total reflects 5,000 shares each in the form of RSAs and PSUs in connection with his hiring. The market value of the RSAs and PSUs presented for 2023, 2022 and 2021, are based on the market value of the Company’s common stock on the date of the grant, which was $60.21 on February 21, 2023, $67.28 on October 19, 2022, $73.94 on February 24, 2022, $69.34 on August 2, 2021 and $62.58 on January 28, 2021. The PSUs are calculated assuming the target level of achievement, based upon the market value of the Company’s common stock on the date of grant. The grant date market value of the PSUs granted in 2023 assuming the maximum level of achievement is as follows: Mr. David Brooks - $1,338,769, Mr. Paul Langdale, - $225,005, Mr. Michael Hobbs - $512,748, Mr. Daniel Brooks - $424,842 and Mr. Turpen -$311,888.
(4)All other compensation consists of the following for 2023:

	401(k) contributions paid by the Company	Membership dues	Insurance Premiums paid by the Company	Dividends on unvested restricted stock	Auto Allowance	Incidental Benefits (phone allowance)
David R. Brooks	$19,800	$3,250	$15,126	$40,201	$—	$—
Paul B. Langdale	19,800	—	8,771	10,759	—	1,200
Michael B. Hobbs	19,800	16,162	22,603	21,373	12,000	1,200
Daniel W. Brooks	19,800	4,575	16,026	17,046	—	—
John G. Turpen	19,800	16,450	21,703	9,591	—	1,200
(5)Mr. Langdale become a named executive officer in July of 2022. Therefore, his 2021 compensation is not reported.
(6)Mr. Turpen joined the Company in July of 2021.

61
PROXY STATEMENT 2024	INDEPENDENT BANK GROUP, INC.

COMPENSATION DISCUSSION & ANALYSIS

GRANTS OF PLAN-BASED AWARDS
The table below sets forth the cash portion of 2023 incentive compensation opportunity for each named executive officer as well as the equity grants awarded to each named executive officer in 2023 based on 2022 performance.

			Estimated future payout under nonequity incentive plan awards(1)			Estimated future payouts under equity incentive plan awards(2)			All other stock awards: Number of shares of stock or units (#)(3)	Grant date fair value of stock and option awards ($)(4)
	Plan	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
David R. Brooks	Restricted Stock	February 21, 2023	$—	$—	$—	—	—	—	14,823	$892,493
	Performance Stock	February 21, 2023	—	—	—	7,412	14,823	22,235	—	892,493
	Annual Incentive	—	—	1,316,250	1,974,375	—	—	—	—	—
Paul B. Langdale	Restricted Stock	February 21, 2023	—	—	—	—	—	—	2,491	149,983
	Performance Stock	February 21, 2023	—	—	—	1,246	2,491	3,737	—	149,983
	Annual Incentive	—	—	360,000	540,000	—	—	—	—	—
Michael B. Hobbs	Restricted Stock	February 21, 2023	—	—	—	—	—	—	5,677	341,812
	Performance Stock	February 21, 2023	—	—	—	2,839	5,677	8,516	—	341,812
	Annual Incentive	—	—	431,250	646,875	—	—	—	—	—
Daniel W. Brooks	Restricted Stock	February 21, 2023	—	—	—	—	—	—	4,704	283,228
	Performance Stock	February 21, 2023	—	—	—	2,352	4,704	7,056	—	283,228
	Annual Incentive	—	—	420,000	630,000	—	—	—	—	—
John G. Turpen	Restricted Stock	February 21, 2023	—	—	—	—	—	—	3,453	207,905
	Performance Stock	February 21, 2023	—	—	—	1,727	3,453	5,180	—	207,905
	Annual Incentive	—	—	341,250	511,875	—	—	—	—	—
___________
(1)Represents the cash portion at target and maximum of the total incentive opportunity approved for each named executive officer for 2023 performance.
(2)Represents performance awards under the Equity Incentive Plan based on achieving set performance criteria.
(3)The February 21, 2023 RSA vests equally over a three year period.
(4)Calculated by multiplying the RSAs by the grant date market value of $60.21 on February 21, 2023. The value of the PSUs assumes the target level of achievement and is based upon the market value of the Company’s common stock on the date of grant. The grant date market value of the PSUs assuming the maximum level of achievement is as follows: Mr. David Brooks -$1,338,769, Mr. Paul Langdale - $225,005, Mr. Michael Hobbs - $512,748, Mr. Daniel Brooks - $424,842 and Mr. Turpen -$311,888.

62
	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2024

COMPENSATION DISCUSSION & ANALYSIS

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table provides information regarding outstanding unvested stock awards held by the named executive officers as of December 31, 2023.

		Stock Awards under the Equity Incentive Plan as of December 31, 2023
Name	Grant Date	Number of Shares of Stock that have not Vested(1)	Market Value of Shares of Stock that have not Vested(2)	Equity Incentive Plan Awards: Number of Unearned Shares that have not vested(3)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares that have not vested(2)(3)
David R. Brooks	7/3/2020	4,800	$244,224	28,800		$1,465,344
	1/28/2021	2,796	142,260	4,194	(4)	213,391	(4)
	2/24/2022	4,742	241,273	7,113		361,909
	2/21/2023	14,823	754,194	14,823		754,194
Paul B. Langdale	7/3/2020	500	25,440	—		—
	1/28/2021	133	6,767	—		—
	10/1/2021	1,000	50,880	—		—
	2/24/2022	541	27,526	—		—
	10/19/2022	1,875	95,400	2,500		127,200
	2/21/2023	2,491	126,742	2,491		126,742
Michael B. Hobbs	6/17/2019	2,000	101,760	—
	7/3/2020	2,750	139,920	11,000		559,680
	1/28/2021	763	38,821	1,144	(4)	58,207	(4)
	2/24/2022	2,592	131,881	3,887		197,771
	2/21/2023	5,677	288,846	5,677		288,846
Daniel W. Brooks	7/3/2020	3,000	152,640	12,000		610,560
	1/28/2021	1,031	52,457	1,546	(4)	78,660	(4)
	2/24/2022	1,916	97,486	2,874		146,229
	2/21/2023	4,704	239,340	4,704		239,340
John G. Turpen	8/2/2021	2,500	127,200	5,000		254,400
	2/24/2022	529	26,915	793		40,348
	2/21/2023	3,453	175,689	3,453		175,689
(1)The restricted stock awards granted to NEOs on January 28, 2021, February 24, 2022 and February 21, 2023 all vest ratably over 3 years, with the remaining shares vesting equally on the third anniversary of the January 28, 2021 grant, the second and third anniversaries of the February 24, 2022 grant and the first, second and third anniversaries of the February 21, 2023 grant. The restricted award issued to Mr. Hobbs on June 17, 2019 vests on January 1, 2024. The restricted stock awards granted as part of the July 3, 2020 Strategic Re-Design Incentives vest equally over four years with the remaining awards vesting equally on the fourth anniversary of the awards. Restricted stock awards issued to Mr. Turpen and Mr. Langdale on August 2, 2021 and October 1, 2021, respectively, vest equally over four years with the remaining awards vesting equally on the third and fourth anniversaries of the respective grant. Restricted stock awards issued to Mr. Langdale on October 19, 2022 vest equally over four years with the remaining awards vesting equally on the second, third and fourth anniversaries of the grant.
(2)The market values for the outstanding restricted stock awards presented as of December 31, 2023, are based on a fair market value of the Company’s common stock of $50.88 per share as of December 31, 2023, which was the closing sale price of the Company’s common stock on the Nasdaq Global Select Market on such date.

63
PROXY STATEMENT 2024	INDEPENDENT BANK GROUP, INC.

COMPENSATION DISCUSSION & ANALYSIS
(3)Four tranches of PSUs are included in this total as follows: a) Strategic Re-Design Incentive Award performance based units granted on July 3, 2020, which will cliff vest after the close of the performance period on June 30, 2024 based on the Company’s achievement of certain performance targets; b) performance based units granted within the ordinary course of the Company’s incentive compensation awards on January 28, 2021, February 24, 2022 and February 21, 2023, which will cliff vest after the close of the performance period on December 31, 2023, 2024 and 2025, respectively, based on the Company’s achievement of certain performance targets, and c) performance based stock awards issued to Mr. Turpin and Mr. Langdale on August 2, 2021 and October 19, 2022, respectively, which cliff vest after the close of the respective performance periods on the fourth anniversary of the grants based on achievement of certain performance targets. Awards are shown at the target level of achievement and at the price of $50.88 per share as of December 31, 2023, except as otherwise noted in (4) below.
(4)The number and amount disclosed represents the threshold payout of award. Subsequent to December 31, 2023, the Compensation Committee determined the performance targets were not achieved over the performance period resulting in the forfeiture of award.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table provides information as of December 31, 2023, regarding the Company’s equity compensation plans under which the Company’s equity securities are authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	—	N/A	1,367,836(1)
Equity compensation plans not approved by security holders	—	N/A	—
(1)Constitutes shares of the Company’s common stock issuable under the 2022 Equity Incentive Plan.

OPTION EXERCISES AND STOCK VESTED
The Company has not issued any stock options, restricted stock units, SARs or similar instruments to named executive officers. Accordingly, the table below is limited to showing the vesting of restricted stock during the year ended December 31, 2023 for the named executive officers on an aggregated basis.

	Stock Awards
Name	Number of shares acquired on vesting (#)	Value realized on vesting ($)
David R. Brooks	15,242	$805,354
Paul B. Langdale	2,028	85,281
Michael B. Hobbs	7,637	393,551
Daniel W. Brooks	6,963	348,075
John G Turpen	1,514	72,000

64
	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2024

COMPENSATION DISCUSSION & ANALYSIS

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The Company has entered into Change in Control Agreements with each of its named executive officers (the “Change in Control Agreements”). The Company believes the Change in Control Agreements, which are a common practice among the Company’s peers, are necessary to ensure the continued focus of its executives on making the appropriate strategic decisions for the Company that maximize shareholder value, even if the decision involves a change in control and professional risk for the executives.
On July 24, 2023, the Company and certain executive officers entered into Change in Control Agreements that replaced the Change in Control Agreements the Company had previously entered into with such officers. These updated agreements were executed in conjunction with the Company’s regular, periodic review of its change in control protections by the Compensation Committee and in consultation with the Company’s outside counsel and compensation consultant. The new Change in Control Agreements provide, in material part, for the following compensation and benefits if, within 24 months following the occurrence of a change in control of the Company, (a) the Company terminates the executive’s employment without Cause or the executive terminates his or her employment for Good Reason and (b) the executive signs and allows to become effective a general release of all known and unknown claims in favor of the Company and its affiliates:
•a lump sum cash payment in an amount equal to the product of (x) a severance multiple (three for Mr. David R. Brooks, two and a half for Mr. Daniel Brooks and Mr. Hobbs and two for the other named executive officers), multiplied by (y) the sum of the executive’s current annual base salary, plus the executive’s target total annual bonus for the year of termination;
•full acceleration of all unvested time-vesting and performance-vesting equity awards (with performance goals determined in accordance with the terms of the applicable award);
•payment of a lump sum cash payment equal to the product of (x) 125% of the annual premiums for coverage under the Company’s health care plans for purposes of continuation under Section 4980B of the Internal Revenue Code of 1986, as amended (the “Code”), with respect to the maximum level of coverage in effect for the executive and his or her spouse, multiplied by (y) the severance multiple described above; and
•continued participation in the Bank’s Survivor Benefit Plan such that, upon Executive’s death and provided certain thresholds are met, the Company will pay to the Executive’s beneficiary, as a survivor benefit, a single lump sum cash payment equal to the Executive’s annual base salary in effect on the date of the termination of the Executives’ employment.
In the event an executive could receive payments that would subject such covered executive officer to the 20% excise tax under Section 4999 of the Code (i.e., the “golden parachute” tax), then such covered executive officer would be paid the greater of the (i) full amount of the relevant payments provided under the New Change in Control Agreement, less the 20% excise tax or (ii) a payment equal to the product of (x) 2.99 and (y) the covered executive officer’s “base amount” (within the meaning of Section 280G of the Code).
Each Change in Control Agreement expires three years following the date on which such agreement was executed. Unless previously terminated, upon the expiration of the term thereof, each Change in Control Agreement will renew for successive one-year renewal terms provided that the Company’s Compensation Committee explicitly reviews such agreement and expressly approves each extension within a 90-day period prior to the end of such initial or renewal term. Each Change in Control Agreement automatically terminates without further action by the Company if the employee’s employment is terminated by the Company for Cause or upon the employee’s death or disability or voluntarily by the employee without Good Reason, as those terms are defined in the Change in Control Agreements.

65
PROXY STATEMENT 2024	INDEPENDENT BANK GROUP, INC.

COMPENSATION DISCUSSION & ANALYSIS
In addition to the amounts payable under the Change in Control Agreements, the Company’s Equity Incentive Plan generally provides that, upon a Change in Control satisfying the requirements of such plan, a successor entity may provide a substitute award pursuant to the terms and conditions of such plan. However, if the successor does not provide a substitute award, all restrictions, deferrals of settlement and forfeiture conditions applicable to shares of restricted stock granted under such plan will lapse and such shares will be deemed fully vested as of the time of the Change in Control. With respect to grants subject to the achievement of performance goals, a pro rata portion of the award would be considered earned based on actual performance for the portion of the performance period completed as of the date of the Change in Control and based on performance to such date, or if performance to such date is not determinable, based on target performance, and the value of the remaining portion of the award would be considered earned based on target performance. If performance-based grants are not assumed or substituted for by the successor company pursuant to the Equity Incentive Plan, then the full amount of the performance based grant shall be considered earned and payable.
The following table summarizes the estimated payments to be made under each named executive officer’s change in control agreement. For the purposes of the quantitative disclosure in the following table, and in accordance with SEC regulations, the Company has assumed that the change in control and termination took place on December 31, 2023, and that the price per share of its common stock was the closing market price as of that date.

Name	Cash(1)	Equity(2)	Other(3)	Total
David R. Brooks	$12,796,926	$3,963,399	$—	$16,760,325
Paul B. Langdale	2,361,104	586,597	—	2,947,701
Michael B. Hobbs	4,248,898	1,747,524	—	5,996,422
Daniel W. Brooks	3,801,605	1,538,052	—	5,339,657
John G. Turpen	2,430,118	800,241	—	3,230,359
___________
(1)Cash amounts that would be paid under the Company’s existing change in control agreements upon a change in control and a qualifying termination or termination for Good Reason using base salary information for 2023, the amount of the named executive officers’ 2023 annual incentive bonus, and the executive's annual health insurance premium, as explained above.
(2)Estimates of the value that would have been recognized by our executive officers as a result of the accelerated vesting of the shares of RSAs and PSUs held by such executive officers assuming a change in control and termination occurred on December 31, 2023. The estimated value was calculated by multiplying the number of unvested shares of RSAs and PSUs held by the applicable executive officer by the closing price of our common shares on December 31, 2023, which was $50.88. The PSU values were calculated based upon the target level of achievement, except for the January 28, 2021 grants, which were determined to be fully forfeited as the performance targets for the performance period ended December 31, 2023, were not met. The actual amounts to be paid out can only be determined at the time of such change in control.
(3)Other benefits for the named executive officers include participation in the Company's Survivor Benefit Plan, as explained above.

Non-Change in Control Severance Entitlements
Under the Company’s equity award agreements, upon a termination by the Company of a named executive officer without Cause or by the executive officer for Good Reason, or termination due to death or disability, in each case, not within two years following a change in control, all outstanding restricted stock will fully vest and any performance units would remain eligible to vest subject to the satisfaction of the applicable performance goals. As discussed in the Compensation Discussion & Analysis, the Company does not have employment agreements with any of the Company’s named executive officers, except for Mr. Turpen. Mr. Turpen’s employment agreement provides that, in addition to the accelerated vesting of restricted stock and performance units described above, upon a termination of employment by the Company without cause or by Mr. Turpen for Good Reason, or a termination due to death or disability, in each case, not within two years following a change in control, Mr. Turpen would be entitled to receive: a lump sum cash payment in an amount equal to the sum of (x) his current annual base salary, plus (y) the greater of (i) the target annual bonus for the year of termination and (ii) the average annual bonus actually paid during the three completed years prior to the date of termination; and a cash payment equal to 18 months of COBRA premiums.

66
	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2024

PROPOSAL II: ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

ADVISORY VOTE
We are conducting our annual advisory vote to approve our executive compensation for 2023. This advisory vote, commonly referred to as a “Say-on-Pay” vote, is non-binding and advisory. Although this vote is non-binding, the Board of Directors and the Compensation Committee will review and consider the voting results when making future decisions regarding the Company’s executive compensation program.
The Company urges shareholders to read this section of the Proxy Statement in its entirety, which describes in detail how its executive compensation policies and procedures operate and are designed to achieve compensation objectives, as well as the Summary Compensation Table and other related compensation tables and narrative, which provide detailed information on the compensation of the Company’s named executive officers. The Compensation Committee and the Board of Directors believe that the policies and procedures articulated in the Compensation Discussion and Analysis are effective in achieving its goals and that the compensation of its named executive officers reported in this Proxy Statement has contributed to the Company’s recent and long-term success.
The Company is asking for shareholder approval of the compensation of its named executive officers as disclosed in this Proxy Statement in accordance with SEC rules, which disclosures include the information contained in the Compensation Discussion and Analysis, the compensation tables and the narrative discussion following the compensation tables. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the policies and practices described in this Proxy Statement.

Accordingly, the Company is asking its shareholders to vote on the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2024 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2023 Summary Compensation Table and the other related tables and disclosures.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”) (PROPOSAL II).

67
PROXY STATEMENT 2024	INDEPENDENT BANK GROUP, INC.

PROPOSAL III: ADVISORY VOTE ON “SAY-ON-PAY FREQUENCY"

ADVISORY VOTE
In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934, as amended (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act), and the related rules of the SEC, the Company is providing shareholders the opportunity to indicate, on a non-binding, advisory basis, whether future advisory votes on executive compensation of the nature reflected in Proposal II of the Proxy Statement should occur every year, every two years, or every three years.
Although the Company's Board of Directors recommends holding a Say-On-Pay vote every year, shareholders have the option to specify one of four choices for this matter on the proxy card; every year, every two years, every three years, or abstain. Shareholders are not voting to approve or disapprove of the Board of Directors' recommendation. This advisory vote on the frequency of future Say-On-Pay votes is non-binding on the Board of Directors. Although non-binding, the Board of Directors and the Compensation Committee will carefully review the voting results. Notwithstanding the Board of Directors' recommendation and the outcome of the shareholder vote, the Board of Directors may, in the future, decide to conduct advisory Say-On-Pay votes on a more or less frequent basis and may vary its practice based on factors such as discussions with shareholders and the adoption of material changes to compensation programs.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF “1 YEAR” FOR THE ADVISORY VOTE ON “SAY-ON-PAY FREQUENCY" (PROPOSAL III).

68
	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2024

PROPOSAL IV: RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2024
Pursuant to the recommendation of the Audit Committee, the Company has appointed RSM US LLP as the Company’s independent registered public accounting firm to audit the consolidated financial statements of the Company for the 2024 fiscal year. RSM US LLP has been the Company’s independent registered public accounting firm since 2001. RSM US LLP served as the Company’s independent accountants for the 2023 fiscal year and reported on the Company’s consolidated financial statements for that year, as well as the effectiveness of the Company’s internal control over financial reporting.
At the Annual Meeting, the shareholders will be asked to consider and act upon a proposal to ratify the appointment of RSM US LLP. The ratification of such appointment will require the affirmative vote of the majority of the votes cast by the shareholders entitled to vote and present during the live webcast of the Annual Meeting or represented by proxy at the meeting. Representatives of RSM US LLP are expected to be present at the Annual Meeting.
Shareholder ratification of the selection of RSM US LLP as the Company’s independent registered public accounting firm for the 2024 fiscal year is not required by the Company’s Bylaws, state law or otherwise. However, the Board of Directors is submitting the selection of RSM US LLP to the Company’s shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain RSM US LLP. Even if the selection of RSM US LLP is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the 2024 fiscal year if it determines that such a change would be in the best interests of the Company and its shareholders.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has reviewed the following audit and non-audit fees that the Company has paid to RSM US LLP for 2023 and 2022 for purposes of considering whether such fees are compatible with maintaining the auditor’s independence. The policy of the Audit Committee is to pre-approve all audit and non-audit services performed by RSM US LLP before the services are performed, including all of the services described under “Audit Fees,” “Audit-Related Fees,” “Tax Fees” and “All Other Fees” below.
Fees for professional services provided by the Company’s independent registered public accounting firm in each of the last two fiscal years, in each of the following categories, were:

	2023	2022
Audit Fees (1)	$1,338,998	$1,215,145
Audit-Related Fees (2)	50,000	40,000
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$1,388,998	$1,255,145
___________
(1)Audit fees include fees billed for service rendered by RSM US LLP for the audit of the Company’s annual consolidated financial statements and internal controls over financial reporting, the review of periodic reports, including quarterly reports filed on Form 10-Q and other documents filed with the SEC and the U.S. Department of Housing and Urban Development (HUD) agreed-upon procedures.
(2)Audit-related fees are fees for audits of the Company's 401(k) plan.

69
PROXY STATEMENT 2024	INDEPENDENT BANK GROUP, INC.

PROPOSAL IV: RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2024

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES
The Audit Committee has established a policy and related procedures regarding the pre-approval of all audit, audit-related and non-audit services to be performed by the Company’s independent auditors. The Audit Committee will approve the maximum aggregate amount of the costs that may be incurred under a general pre-approval of certain audit services. Any proposed audit services for which the cost to the Company would exceed these levels or amounts, or services that have not received general pre-approval, requires specific pre-approval by the Audit Committee.
The term of any general pre-approval is twelve (12) months from the stated date of pre-approval, unless the Audit Committee considers a different period and specifically states otherwise. The Audit Committee annually reviews and pre-approves the services, and the associated cost levels or budgeted amounts, which may be provided by its independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee adds to or subtracts from the list of general pre-approved services from time to time, based on subsequent determinations.
In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval for audit-related services and other audit services. Unless granted general pre-approval, all audit-related services and other audit services must be specifically pre-approved by the Audit Committee. All non-audit services must be specifically pre-approved by the Audit Committee. The Company’s independent auditor may not be engaged to provide any service that is prohibited by applicable law to be provided to an audit client by an independent auditor.
The Audit Committee may delegate pre-approval authority to one or more of its members. All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Chief Financial Officer of the Company. The Chief Financial Officer will determine, upon consultation with the chairman of the Audit Committee, whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.

AUDIT COMMITTEE REPORT
Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act or the Exchange Act that might incorporate this Proxy Statement or future filings with the SEC, in whole or in part, the following report of the Audit Committee shall not be deemed to be incorporated by reference into any such filing.
The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the financial reporting process, including the system of internal controls. The Board of Directors has determined that each Audit Committee member is independent in accordance with the listing standards of the Nasdaq Stock Market and in Section 10A of the Exchange Act and that Craig E. Holmes, Audit Committee Chair, has the requisite attributes of an “audit committee financial expert” as defined by the rules and regulations of the SEC.
In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Company’s Annual Report to shareholders on Form 10-K with management, who has primary responsibility for the financial statements, and discussed with management the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

70
	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2024

PROPOSAL IV: RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2024
The Audit Committee reviewed with RSM US LLP, the independent registered public accounting firm to the Company, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, its judgment as to the quality, not just the acceptability, of the Company’s accounting principles, the matters that are required to be discussed by PCAOB Auditing Standard No. 1301 (Communications with Audit Committees), as adopted by the Public Company Accounting Oversight Board, and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with RSM US LLP the auditors’ independence from management and the Company, including the matters in the written disclosures and the letter from RSM US LLP required by applicable professional and regulatory standards, including those of the Public Company Accounting Oversight Board, and considered the compatibility of non-audit services with the auditors’ independence.
The Audit Committee discussed with RSM US LLP their audit of the Company’s 2023 financial statements. The Audit Committee meets with RSM US LLP, with and without management present, to discuss the results of their examinations, their evaluations of the effectiveness of the Company’s internal control over financial reporting, and the overall quality of the Company’s financial reporting. The Audit Committee held nine (9) meetings during fiscal year 2023. The Audit Committee also reviewed Management’s Report on Internal Control Over Financial Reporting contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the SEC, as well as RSM US LLP’s Report of Independent Registered Public Accounting Firm included in the same Annual Report on Form 10-K related to its audits of (1) the Company’s consolidated financial statements and (2) the effectiveness of internal control over financial reporting.
Based on the above-mentioned reviews and discussions with management and RSM US, LLP, the Audit Committee recommended to the Company’s Board of Directors (and the Board of Directors approved) that the audited financial statements be included in the Annual Report to shareholders on Form 10-K for the prior fiscal year for filing with the SEC.
Respectfully submitted,
AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
Craig E. Holmes (Chair)
Janet P. Froetscher (Appointed July 20, 2023)
Alicia K. Harrison (Moved to the Compensation Committee July 20, 2023)
J. Webb Jennings III
Paul E. Washington

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF RSM US LLP AS OUR INDEPENDENT PUBLIC ACCOUNTING FIRM FOR 2024 (PROPOSAL IV) .

71
PROXY STATEMENT 2024	INDEPENDENT BANK GROUP, INC.

CEO PAY RATIO
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of our CEO. The CEO to median employee pay ratio included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. Given the different methodologies that various public companies will use to determine an estimate of their pay ratio, the estimated ratio reported below should not be used as a basis for comparison between companies.
Below is the 2023 annual total compensation of the Company’s CEO, the annual total compensation of the Company’s median employee, the ratio of the annual total compensation of the Company’s CEO to that of the Company’s median employee, and the methodology we used to calculate the Company’s CEO pay ratio.

CEO Annual Total Compensation	$3,217,738
Median Employee Annual Total Compensation	$86,940
CEO to Median Employee Pay Ratio	37:1
Methodology
Our CEO pay ratio is a reasonable estimate calculated in a manner consistent with the rules of the Securities & Exchange Commission. To calculate our median employee pay ratio, we utilized the methodology described below.
•The median employee was determined by:
◦Identifying our eligible employee population of all employees of the Company as of December 31, 2023, including full-time, part-time and seasonal or temporary workers, employed by the Company or its subsidiaries, but excluding our CEO.
◦Calculating the total calendar year taxable wages for each employee as of December 31, 2023, including an annualized equivalent basis for employees starting during 2023.
◦Sorting all employees and determining the median employee.
•Calculated CEO Pay Ratio by calculating our median employee’s total compensation for 2023 according to instructions for preparing the Summary Compensation Table, including employer health insurance contributions and the value of other benefits. We then calculated our CEO’s annual total compensation using the same approach to determine the pay ratio shown above.
The Company’s continued investment in its employees is tantamount to the continued performance of the organization, and the Company focuses on offering competitive compensation arrangements that balance risk and reward while encouraging employees to grow and develop professionally.

72
	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2024

PAY VERSUS PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of SEC Regulation S-K, the Company is providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. For further information concerning the Company’s variable pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, see “Compensation Discussion and Analysis.”
Pay Versus Performance Table
The following table provides the information required for our CEO and Other NEOs for each of the fiscal years ended December 31, 2023, 2022, 2021 and 2020 along with the required financial information for each fiscal year:

					Value of Initial Fixed $100 Investment Based on:
Year	Summary Compensation Table Total for CEO (1)	Compensation Actually Paid to CEO (2)	Average Summary Compensation Table Total for Other NEOs (1)	Average Compensation Actually Paid to Other NEOs (2)	Company Total Shareholder Return (3)	Peer Group Total Shareholder Return (4)	Net Income (in thousands) (5)	Adjusted ROTCE (6)
2023	$3,217,738	$1,127,245	$1,171,629	$685,705	$101.59	$96.65	$43,201	10.37%
2022	3,350,562	2,559,206	1,457,215	1,205,759	115.63	97.52	196,291	15.20
2021	2,728,746	3,569,646	1,190,759	1,458,062	135.89	124.06	224,750	15.46
2020	4,298,189	5,706,438	1,790,026	2,354,469	115.62	89.69	201,209	15.58
___________
(1)The amounts shown above represent Total Compensation reported for the CEO and the average of the amounts reported for the Other Named Executive Officers in the “Total” column of the Summary Compensation Table for each applicable year.
(2)The amounts shown above represent "compensation actually paid" to the CEO and to Other Named Executive Officers for each corresponding year. In accordance with the requirements of Item 402(v) of Regulation S-K, we calculated compensation actually paid by making certain required adjustments to total compensation as reported in the Summary Compensation Table as shown in the table below. The fair values of outstanding performance stock units are based on the same methodology used to account for such awards in our financial statements under generally accepted accounting principles and consider the probable outcomes of the underlying performance conditions. David R. Brooks served as our CEO for the entirety of 2023, 2022, 2021 and 2020. The Other NEOs included in this calculation for each year are as follows: 2023 - Paul B. Langdale, Michael B. Hobbs, Daniel W. Brooks and John G. Turpen, 2022 - Paul B. Langdale, Michael B. Hobbs, Daniel W. Brooks, John G. Turpen and Michelle S. Hickox; 2021 - Michelle S. Hickox, Michael B. Hobbs, Daniel W. Brooks and John G. Turpen; 2020 - Michelle S. Hickox, Michael B. Hobbs, Daniel W. Brooks, and Mark S. Haynie.

73
PROXY STATEMENT 2024	INDEPENDENT BANK GROUP, INC.

PAY VERSUS PERFORMANCE

	CEO				Other NEOs
	2023	2022	2021	2020	2023	2022	2021	2020
Summary Compensation Table Total Compensation	$3,217,738	$3,350,562	$2,728,746	$4,298,189	$1,171,629	$1,457,215	$1,190,759	$1,790,026
Grant Date Fair Value of Stock Awards Granted in Fiscal Year	(1,784,986)	(1,051,870)	(1,049,717)	(2,684,787)	(491,464)	(362,522)	(411,937)	(992,630)
Fair Value at Fiscal Year End of Equity Awards Granted in Fiscal Year	1,508,388	854,698	1,210,244	3,990,214	415,308	299,979	455,447	1,524,269
Dividends Deferred on Unvested Shares	(23,037)	64,633	49,087	15,840	1,179	16,548	14,611	5,638
Change in Fair Value from Prior Year End to Current Year End of Unvested Equity Awards Granted in Prior Years	(1,680,472)	(695,884)	566,523	92,585	(363,181)	(181,127)	184,415	33,892
Change in Fair Value from Prior Year End to Vesting Date of Equity Awards Vested in Current Year	(110,386)	37,067	64,763	(5,603)	(47,766)	(24,334)	24,767	(6,726)
Compensation Actually Paid	$1,127,245	$2,559,206	$3,569,646	$5,706,438	$685,705	$1,205,759	$1,458,062	$2,354,469
(3)The amounts shown above represent the Company’s cumulative total shareholder return (TSR) on an assumed investment of $100 in shares of Company common stock over the indicated measurement period. The cumulative TSR reported above is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between our share price at the end and the beginning of the indicated measurement period by our share price at the beginning of the measurement period.
(4)The amounts shown above represent the cumulative peer group TSR on an assumed investment of $100, weighted according to the respective peer group companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the KBW Nasdaq Bank Index included in our Annual Report on Form 10-K.
(5)Net income attributable to Independent Bank Group, Inc. as reported in the Company’s consolidated financial statements included in the respective year's Annual Report on Form 10-K.
(6) Although the Company uses numerous financial and non-financial performance measures for the purpose of evaluating performance for the Company’s compensation programs, the Company has determined that adjusted return on tangible common equity (ROTCE) is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by the Company to link compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to Company performance. ROTCE is a non-GAAP financial measure and is calculated as the adjusted net income divided by average tangible common equity. Adjusted net income includes adjustments for extraordinary items such as gain/loss on sale of assets; recoveries on loans charged off prior to an acquisition; other real estate and other asset impairment; acquisition expenses; and non-recurring executive and departmental restructuring separation costs. Average common equity excludes average balances of goodwill and other net intangible assets.
Most Important Performance Measures
The following were the most important financial performance measures we used to link compensation actually paid to the CEO and Other NEOs to our performance for the year ended December 31, 2023:

Adjusted (Non-GAAP) Return on Tangible Common Equity (ROTCE)
Adjusted (Non-GAAP) EPS
Adjusted (Non-GAAP) Efficiency Ratio
Non-Performing Assets

74
	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2024

PAY VERSUS PERFORMANCE
Description of the Relationship Between Compensation Actually Paid and the Company Performance
The chart below shows the relationship between compensation actually paid to our CEO and the average of the compensation actually paid to our Other NEOs and our cumulative TSR over the three most recently completed fiscal years. In addition, the table below shows the relationship between our cumulative TSR and our peer group TSR over that same period.

Compensation Actually Paid vs. Company Cumulative TSR & Peer TSR
Compensation Actually Paid ($000's)
$6,000
$4,000
$2,000
$—
Cumulative TSR (Value of Initial $100 Investment)
$140.00
$120.00
$100.00
$80.00
$135.89
$124.06
$115.62
$115.63
$101.59
$97.52
$96.65
$89.69
2020
2021
2022
2023
CEO
Other NEOs
Company Cumulative TSR
Peer TSR

75
PROXY STATEMENT 2024	INDEPENDENT BANK GROUP, INC.

PAY VERSUS PERFORMANCE
The chart below shows the relationship between compensation actually paid to our CEO, the average of the compensation actually paid to our Other NEOs and our net income over the three most recently completed fiscal years.

Compensation Actually Paid vs. Net Income ($ in Thousands)
Compensation Actually Paid ($000's)
Net Income ($000's)
$6,000
$4,000
$2,000
$—
$250,000
$200,000
$150,000
$100,000
$50,000
$—
$201,209
$224,750
$196,291
$43,201
2020
2021
2022
2023
CEO
Other NEOs
Net Income

76
	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2024

PAY VERSUS PERFORMANCE
The following chart shows the relationship between compensation actually paid to our CEO, the average of compensation actually paid to our Other NEOs, and the adjusted return on tangible common equity over the three most recently completed fiscal years.

Compensation Actually Paid vs. Adjusted ROTCE
Compensation Actually Paid ($000's)
$6,000
$4,000
$2,000
$—
15.58%
15.46%
15.20%
10.37%
16.00%
14.00%
12.00%
10.00%
Adjusted ROTCE
2020
2021
2022
2023
CEO
Other NEOs
Adjusted ROTCE

77
PROXY STATEMENT 2024	INDEPENDENT BANK GROUP, INC.

SUBMISSION OF SHAREHOLDER PROPOSALS FOR THE 2025 ANNUAL MEETING
If a Company shareholder desires to submit a shareholder proposal pursuant to Rule 14a-8 under the Exchange Act for inclusion in the Company’s Proxy Statement for the Annual Meeting of Shareholders in 2025, the Company must receive such proposal and supporting statements, if any, at its principal executive office no later than February 9, 2025, unless the date of the Company’s 2025 Annual Meeting of Shareholders is changed by more than 30 days from June 11, 2025 (the one-year anniversary date of the 2024 annual meeting). In such case the proposal must be received a reasonable time before the Company begins to print and mail its proxy materials. Under such circumstance, we will disclose the deadline by which shareholder proposals that are to be included in our proxy materials must be received in our filings with the SEC or, if impracticable, by any other means reasonably determined to inform our shareholders. Such proposals must also comply with the remaining requirements of Rule 14a-8.
In addition, if a shareholder desires to submit a shareholder proposal outside of Rule 14a-8 to be brought before the Company’s Annual Meeting of Shareholders in 2025, the shareholder must give timely notice in writing to the address listed below and comply with the other requirements of the Company’s Bylaws. In the event that the 2025 Annual Meeting of Shareholders is changed by more than 30 days from June 11, 2025, the Company must receive such notice at its principal executive office not later than the close of business on the 15th day following the day on which notice of the date of the annual meeting is mailed or public disclosure of the date of the annual meeting is made, whichever occurs first. In the event that the 2025 Annual Meeting of Shareholders is not changed by more than 30 days from June 11, 2025, the Company must receive such notice not less than 90 days nor more than 120 days prior to the anniversary date of the 2024 Annual Meeting, pursuant to the Company’s Bylaws. A shareholder’s notice to Mark Haynie, Corporate Secretary, must set forth, as to each matter the shareholder proposes to bring before the Company’s Annual Meeting of Shareholders in 2025:
•the name and residence address of the shareholder of the Company who intends to make a nomination or present any other matter;
•a representation that the shareholder is a holder of the Company’s voting stock (indicating the class and number of shares owned) and intends to appear in person or by proxy at the annual meeting to make the nomination or bring up the matter specified in the notice;
•with respect to notice of an intent to make a nomination for the election of a person as a director of the Company, a description of all arrangements or understandings among the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder;
•with respect to an intent to make a nomination, such other information regarding each nominee proposed by such shareholder as would have been required to be included in a Proxy Statement filed pursuant to the proxy rules of the Securities and Exchange Commission had each nominee been nominated by the Board of Directors of the Company; and
•with respect to the notice of an intent to bring up any other matter, a description of the matter, and any material interest of the shareholder in the matter.
Notice of intent to make a nomination of a person for election as a director of the Company shall be accompanied by the written consent of each nominee to serve as director of the Company if so elected.
All shareholder proposals should be submitted in writing to:
Independent Bank Group, Inc.
Mark Haynie, Corporate Secretary
7777 Henneman Way
McKinney, Texas 75070
Fax: (972) 562-5496
Email: mark.haynie@ifinancial.com

78
	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2024

VOTING

VOTING
Who can vote?
Only holders of record as of the close of business on April 15, 2024 will be entitled to receive notice of and to vote at the Annual Meeting of Shareholders. As of the Record Date, there were 41,379,492 shares outstanding and entitled to vote.
How do I vote?

Visit the website listed in your voting materials	Call the toll-free voting number in your voting materials	Mail your completed and signed voting materials	Vote in person during the live webcast of Annual Meeting of Shareholders
Employee Voting: If you participate in the Independent Financial 401(k) Plan (“Plan”), and your Plan account has investments in shares of our common stock, you must provide instructions to the trustee of the Plan (by the Internet, telephone, or proxy card) for your shares to be voted according to your instructions. Each Plan participant’s voting instructions will also direct the trustee of the Plan to vote any unvoted shares in the same ratio as the shares for which voting instructions have been received by the Trustee, unless contrary to law.

79
PROXY STATEMENT 2024	INDEPENDENT BANK GROUP, INC.

OTHER MATTERS

OTHER MATTERS
The Board of Directors does not intend to bring any other matter before the Annual Meeting and does not know of any other matters that are to be presented for action at the Annual Meeting. However, if any other matter does properly come before the Annual Meeting or any adjournment thereof, the proxies will be voted in accordance with the discretion of the person or persons voting the proxies.
All holders of our common stock as of the Record Date are invited to attend the live webcast of the Annual Meeting. Regardless of whether you plan to attend the virtual meeting by live webcast, you are strongly urged to complete, date, sign and return the enclosed proxy in the accompanying envelope at your earliest convenience or vote your shares using the Internet or telephone as described in the "Voting" section.
By order of the Board of Directors,
Mark Haynie
Corporate Secretary
April 26, 2024

80
	INDEPENDENT BANK GROUP, INC.	PROXY STATEMENT 2024

PURPOSE
Build strong healthy communities - one person, one family, one organization at a time.

VISION
Be the premier regional community bank of choice for individuals and businesses so that we can invest even more back into the communities we serve.

MISSION
Delight our customers with personalized financial solutions, uplift our communities with financial and leadership support, and empower employees with positive professional growth opportunities.

INDEPENDENT BANK GROUP

INDEPENDENT BANK GROUP, INC.
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS
PO BOX 1342
BRENTWOOD, NY 11717

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 10, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/IBTX2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 10, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received by no later than the time the polls close for voting at the meeting for your vote to be counted at the meeting.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V45081-P07329 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INDEPENDENT BANK GROUP, INC.

This proxy is solicited on behalf of the Board of Directors of the Company and will be voted FOR proposals 1, 2, 1 YEAR on proposal 3, and FOR proposal 4 unless otherwise indicated.

1. ELECTION of four (4) Class I Directors and three (3) Class II Directors serve on the Board of Directors of the Company until the Company's 2025 Annual Meeting of Shareholders, and each until his or her respective successor is duly elected and qualified or until his or her earlier resignation or removal:

Class I Nominees:	**For**	**Against**	**Abstain**
1a. DANIEL W. BROOKS	☐	☐	☐
1b. JANET P. FROETSCHER	☐	☐	☐
1c. CRAIG E. HOLMES	☐	☐	☐
1d. G. STACY SMITH	☐	☐	☐

Class II Nominees:	**For**	**Against**	**Abstain**
1e. WILLIAM E. FAIR	☐	☐	☐
1f. DONALD L. POARCH	☐	☐	☐
1g. MICHAEL T. VIOLA	☐	☐	☐

	For	**Against**	**Abstain**
2. ADVISORY APPROVAL OF SAY-ON-PAY: A (non-binding) vote regarding the compensation of the Company's named executive officers (Say-On-Pay).	☐	☐	☐

	1 Year	**2 Years**	**3 Years**	**Abstain**
3. ADVISORY APPROVAL OF SAY-ON-PAY FREQUENCY: A (non-binding) vote on the frequency of future votes regarding the compensation of the Company's named executive officers (Say-On-Pay Frequency).	☐	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report/Form 10-K are available at www.proxyvote.com.

V45082-P07329

INDEPENDENT BANK GROUP, INC.
Annual Meeting of Shareholders
June 11, 2024 3:00 p.m., Central Time
This proxy is solicited by the Board of Directors

The undersigned shareholder hereby appoints David R. Brooks, Paul B. Langdale, and Mark S. Haynie (the "Named Proxies") and each or either of them, as the true and lawful attorneys and agents, with full power of substitution and revocation, to vote as proxy all shares of common stock, par value $0.01 per share, of the Company (the "Common Stock") owned of record by the undersigned and otherwise to act on behalf of the undersigned at the 2024 Annual Meeting of Shareholders and any adjournment thereof in accordance with the direction set forth herein and with discretionary authority with respect to such other matters as may properly come before such meeting or any adjournment(s) thereof.

This proxy is solicited by the Board of Directors and will be voted in accordance with the undersigned's directions set forth herein. If no direction is made, this proxy will be voted (1) FOR the election of four (4) Class I Directors and three (3) Class II Directors to serve on the Board of Directors of the Company until the Company's 2025 Annual Meeting of Shareholders, and each until his or her successor is duly elected and qualified or until his or her earlier resignation or removal; (2) FOR the non-binding advisory proposal to approve the compensation of the Company's named executive officers (Say-On-Pay); (3) "1 YEAR" for the non-binding vote on the frequency of future votes regarding the compensation of the Company's named executive officers (Say-On-Pay Frequency); and (4) FOR the ratification of the appointment of RSM US LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2024.

Continued and to be signed on reverse side